WELLS FARGO ADVANTAGE FUNDS (LOGO)

            WELLS FARGO ADVANTAGE FUNDS(SM) IMPORTANT PROXY INFORMATION

Please take a moment to read.

The enclosed document is a Proxy Statement with proposals concerning the WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) (the "Outlook Funds"). The Funds are planning a structural conversion after which they will each attempt to replicate the total return of an appropriate Dow Jones Target Date Index. Proposals 1 and 2 described below are being made in connection with the Funds' structural conversion. The following information highlights the principal aspects of the proposals, which are subject to a shareholder vote.

We encourage you to read the full text of the enclosed Proxy Statement.

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to vote on three proposals, which were unanimously approved by the Board of Trustees (the "Board") of Wells Fargo Funds Trust on behalf of the Outlook Funds.

PROPOSAL 1 - To approve a reduction in the investment advisory fee that each Outlook Fund pays to Wells Fargo Funds Management, LLC ("Funds Management"). The proposed reduction is tied to the conversion of each Outlook Fund from a stand-alone fund (invests directly in a portfolio of securities) to a fund-of-funds (invests in other funds that, in turn, invest directly in securities). Outlook Fund shareholders would bear indirectly the advisory fees paid to Funds Management by these other funds for managing their direct investments in securities.

PROPOSAL 2 - To approve an Investment Sub-Advisory Agreement with Global Index Advisors, Inc. ("GIA").

PROPOSAL 3 - To approve a multi-manager arrangement that would allow each Fund and Funds Management, subject to various conditions, to: (a) select new or additional investment sub-advisers for each Fund, (b) enter into and materially modify existing investment sub-advisory agreements and (c) terminate and replace investment sub-advisers.

WHY HAS THE BOARD RECOMMENDED THAT I VOTE IN FAVOR OF REDUCING THE INVESTMENT ADVISORY FEE THAT EACH OUTLOOK FUND PAYS TO FUNDS MANAGEMENT (PROPOSAL 1)?

The Board recommends a vote in favor of reducing the investment advisory fee because, upon the implementation of the proposed structural conversion of the Outlook Funds, there will be a shift of some of Funds Management's advisory responsibilities away from the stand-alone Outlook Funds to the underlying registered investment companies. This structural conversion will allow the Outlook Funds to pool their assets, and is expected to provide greater economies of scale and broader diversification for the Outlook Funds. In addition, a favorable vote leading to the implementation of the structural conversion will result in reduced net fund expenses for a period of time. Upon approval of the reduced investment advisory fee, the Funds will convert their structure and Funds Management will be responsible for allocating each Fund's assets among various proprietary investment companies as opposed to directly managing a portfolio of securities for each Fund. Outlook Fund shareholders would indirectly bear the advisory fees paid to Funds Management by these other funds for managing their direct investments in securities.

WHY HAS THE BOARD RECOMMENDED THAT I VOTE IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT WITH GLOBAL INDEX ADVISORS, INC. (PROPOSAL 2)?

In connection with the structural conversion of each Outlook Fund, Funds Management recommended to the Board that GIA serve as sub-adviser to the Outlook Funds because of their expertise with life cycle investments. GIA created the first target retirement investment indexes, the Dow Jones Target Date Indexes, which the Funds will seek to replicate. GIA has a long-standing relationship with Dow Jones, having created many other indexes for that firm. If approved, Funds Management will delegate its responsibility of allocating the Funds' assets among various proprietary investment companies to GIA. The Board believes that this proposal is in the best interest of the Funds' shareholders and recommends a favorable vote on this proposal after considering many factors, including the ability to broaden the Funds' diversification, the potential benefits of tracking the Dow Jones Target Date Indexes, and GIA's demonstrated ability to replicate the indexes.

After the structural conversion of the Outlook Funds is completed, each Fund's name will be changed to correspond to the name of the index that it will attempt to replicate, as follows:

-----------------------------------------------------------------------------------------------------------
CURRENT FUND NAME                                     PROPOSED FUND NAME
-----------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Outlook Today Fund(SM)          Wells Fargo Advantage Dow Jones Target Today Fund(SM)
-----------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Outlook 2010 Fund(SM)           Wells Fargo Advantage Dow Jones Target 2010 Fund(SM)
-----------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Outlook 2020 Fund(SM)           Wells Fargo Advantage Dow Jones Target 2020 Fund(SM)
-----------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Outlook 2030 Fund(SM)           Wells Fargo Advantage Dow Jones Target 2030 Fund(SM)
-----------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Outlook 2040 Fund(SM)           Wells Fargo Advantage Dow Jones Target 2040 Fund(SM)
-----------------------------------------------------------------------------------------------------------

WHY HAS THE BOARD RECOMMENDED THAT I VOTE IN FAVOR OF THE MULTI-MANAGER ARRANGEMENT THAT COULD ALLOW WELLS FARGO FUNDS MANAGEMENT, LLC TO SELECT A NEW SUB-ADVISER IN THE FUTURE WITHOUT SHAREHOLDER APPROVAL (PROPOSAL 3)?

The Board has hired Funds Management on behalf of the Funds' shareholders, not only to manage the Funds' assets, but also to select sub-advisers when necessary to manage the assets of the Funds in a manner consistent with the Funds' investment objectives and strategies. Currently, a change in a mutual fund's sub-adviser and most material changes to sub-advisory agreements require shareholder approval, which can be expensive and time-consuming. The Board believes that this proposal is in the best interest of the Funds' shareholders as it will provide more flexibility to change Fund sub-advisers and revise sub-advisory agreements, reduce proxy voting costs and potentially allow Funds Management to more effectively oversee Fund sub-advisers. Funds Management currently undergoes a rigorous screening process when selecting sub-advisers to manage any of the WELLS FARGO ADVANTAGE FUNDS, including carefully examining the performance and compliance records of sub-advisers, before presenting any sub-adviser to the Board of Trustees--and then shareholders--for approval. Funds Management would expect to continue this same rigorous process before requesting approval from the Board. If this proposal is approved, shareholders will be notified before any changes in sub-advisers occur in reliance on this authority.

WHOM SHOULD I CALL WITH QUESTIONS ABOUT THE VOTING PROCESS?

If you have any questions about the proxy materials or the proposals, please call your trust officer, investment professional, or WELLS FARGO ADVANTAGE FUNDS at 1-800-222-8222. If you have any questions about how to vote your shares, or if you would like to do so by telephone, you may call our proxy solicitor, D.F. King & Co., Inc., at 1-800-714-3305.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.

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              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
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                                  [BACK COVER]

                       WELLS FARGO ADVANTAGE FUNDS (LOGO)

                        WWW.WELLSFARGO.COM/ADVANTAGEFUNDS

IMPORTANT NOTICE:  PLEASE COMPLETE THE
ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.
FOR YOUR CONVENIENCE YOU MAY VOTE BY MAIL, BY CALLING THE TOLL-
FREE TELEPHONE NUMBER PRINTED ON YOUR PROXY BALLOT, OR VIA THE
INTERNET AT WWW.PROXYWEB.COM.

        IF YOU HAVE ANY QUESTIONS, YOU MAY CALL 1-800-222-8222 TOLL-FREE
                   FROM 8:00 A.M. TO 10:00 P.M. EASTERN TIME.

                  WELLS FARGO ADVANTAGE OUTLOOK TODAY Fund(SM)
                   WELLS FARGO ADVANTAGE OUTLOOK 2010 Fund(SM)
                   WELLS FARGO ADVANTAGE OUTLOOK 2020 Fund(SM)
                   WELLS FARGO ADVANTAGE OUTLOOK 2030 Fund(SM)
                   WELLS FARGO ADVANTAGE OUTLOOK 2040 Fund(SM)

                                       OF

                             WELLS FARGO FUNDS TRUST
                                525 Market Street
                         San Francisco, California 94105
                                                                  April 25, 2006
Dear Valued Shareholder:

      I am writing to ask for your vote on several important proposals that affect your investment in the Wells Fargo Advantage Outlook Today, Outlook 2010, Outlook 2020, Outlook 2030 or Outlook 2040 Funds that will be presented to shareholders at a Special Meeting to be held at 10:00 a.m. (Pacific Time), on June 12, 2006. I encourage you to read the enclosed Proxy Statement thoroughly.

      As you know, the Outlook Funds are designed to help you maximize your assets for retirement consistent with a reasonable amount of risk. Each Fund is managed with an eye for investors who are retiring or beginning to withdraw their investment in a Fund's target year by selecting a mix of indexes representing various asset classes and then allocating a portion of each Fund's assets to the indexes appropriate for the particular Fund.

      Recently, Wells Fargo Funds Management, LLC undertook a review of the investment strategy utilized by the Funds to consider whether any changes to the structure of the Funds and the indexes tracked by the Funds would better serve the retirement needs of shareholders. After concluding its review, Funds Management presented, and the Funds' Board of Trustees approved, a decision to change the investment strategy of the Funds to track the Dow Jones Target Date Indexes as a means to provide shareholders with broader diversification across more asset classes. In addition, it was determined that converting the structure of each Outlook Fund from a stand-alone fund that invests directly in a portfolio of individual securities to a fund-of-funds structure in which each Fund invests substantially all of its assets in master portfolios or other registered investment companies would allow the Funds to more closely track the Dow Jones Target Date Indexes.

      To complete the change to the Funds' structure, other changes needed to be made to the existing investment advisory and sub-advisory agreements. Accordingly, in connection with the structural conversion of the Outlook Funds, we are seeking your approval of a reduction in the investment advisory fee that each Outlook Fund pays to Funds Management, as investment adviser to the Funds and a new sub-advisory arrangement with Global Index Advisors, Inc. to replace Barclays Global Fund Advisors. The investment advisory fee is being reduced in light of a shift of some of Funds Management's advisory responsibilities away from the stand-alone Outlook Fund level to the underlying master portfolio level under the new fund-of-funds structure. Specifically, Funds Management would no longer be responsible for selecting individual securities for each Fund's portfolio, but rather would be responsible for allocating the assets of each Fund among various Wells Fargo Advantage master portfolios, which would in turn seek to replicate the Dow Jones Target Date Indexes. Furthermore, if the sub-advisory relationship with GIA is approved, Funds Management would delegate allocation responsibilities to GIA pursuant to the proposed sub-advisory agreement.

      We are also seeking your approval to adopt a multi-manager arrangement that would permit Funds Management, in its role as investment adviser to each Fund, to manage sub-advisers of the Funds with greater flexibility. Approval of this proposal would permit Funds Management, without having to seek shareholder approval in the future, to: (a) select new or additional investment sub-advisers for each Fund, (b) enter into and materially modify existing investment sub-advisory agreements, and (c) terminate and replace investment sub-advisers.

      The Board of the Trust has unanimously approved the reduction in the investment advisory fee and the proposed sub-advisory agreement, and found that each was fair and equitable. The Board also has unanimously approved the multi-manager arrangement for the Funds, subject to certain conditions. The Board recommends that you also vote for each proposal.

      Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet at WWW.PROXYWEB.COM. If you have any questions about the proxy materials, or the proposals, please call your trust officer, investment professional, or Wells Fargo Advantage Funds' Investor Services at 1-800-222-8222. If you have any questions about how to vote your shares or if you would like to do so by telephone, you may call our proxy solicitor, D.F. King & Co., Inc., at 1-800-714-3305. Your vote is important to us, no matter how many shares you own.

                                      Very truly yours,


                                      KARLA M. RABUSCH
                                      President
                                      Wells Fargo Funds Trust

                  WELLS FARGO ADVANTAGE OUTLOOK TODAY Fund(SM)
                   WELLS FARGO ADVANTAGE OUTLOOK 2010 Fund(SM)
                   WELLS FARGO ADVANTAGE OUTLOOK 2020 Fund(SM)
                   WELLS FARGO ADVANTAGE OUTLOOK 2030 Fund(SM)
                   WELLS FARGO ADVANTAGE OUTLOOK 2040 Fund(SM)

                                       OF

                             WELLS FARGO FUNDS TRUST
                                525 Market Street
                         San Francisco, California 94105

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           SCHEDULED FOR JUNE 12, 2006

      This is the formal notice and agenda for the special shareholder meeting (the "Meeting") of the Wells Fargo Advantage Outlook Today, Outlook 2010, Outlook 2020, Outlook 2030 and Outlook 2040 Funds (each an "Outlook Fund" or "Fund", and collectively the "Outlook Funds" or "Funds") of Wells Fargo Funds Trust (the "Trust") to be held on MONDAY, JUNE 12, 2006, at 10:00 a.m. (Pacific
Time) in the Yosemite Conference Room at 525 Market Street, 12th Floor, San Francisco, California 94105. At the Meeting, shareholders will be asked to consider and act upon the proposals set forth below and transact such other business as may properly come before the Meeting or any adjournment(s).

PROPOSALS

   1. To approve a reduction in the investment advisory fee that each Outlook Fund pays to Wells Fargo Funds Management, LLC ("Funds Management"). The proposed reduction is tied to the conversion of each Outlook Fund from a stand-alone fund (invests directly in a portfolio of securities) to a fund-of-funds (invests substantially all of its assets in other funds that, in turn, invest directly in securities). Outlook Fund shareholders would bear indirectly the advisory fees paid to Funds Management by these other funds for managing their direct investments in securities.

   2. To approve an Investment Sub-Advisory Agreement among Global Index Advisors, Inc., Funds Management and the Trust on behalf of the Outlook Funds.

   3. To approve a multi-manager arrangement that would allow each Fund and Funds Management, subject to various conditions, to: (a) select new or additional investment sub-advisers for each Fund, (b) enter into and materially modify existing investment sub-advisory agreements and (c) terminate and replace investment sub-advisers.

      Shareholders may consider and vote upon such other business as may properly come before the Meeting or any adjournment(s).

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE
                                   PROPOSALS.

      Shareholders of record as of the close of business on MARCH 31, 2006, are entitled to vote at the Meeting or any adjournment(s) thereof. Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy ballot.

      Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet at WWW.PROXYWEB.COM. If you have any questions about the proxy materials, or the proposals, please call your trust officers, investment professional, or Wells Fargo Advantage Funds' Investor Services at 1-800-222-8222. If you have any questions about how to vote your shares or if you would like to do so by telephone, you may call our proxy solicitor, D.F. King & Co., Inc., at 1-800-714-3305.

                                            By Order of the Board of Trustees of
                                            Wells Fargo Funds Trust,


                                            C. DAVID MESSMAN
                                            Secretary
April 25, 2006
YOUR VOTE IS VERY IMPORTANT TO US
REGARDLESS OF THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO
VOTE.WELLS FARGO ADVANTAGE OUTLOOK TODAY Fund(SM)
WELLS FARGO ADVANTAGE OUTLOOK 2010 Fund(SM)
WELLS FARGO ADVANTAGE OUTLOOK 2020 Fund(SM)
WELLS FARGO ADVANTAGE OUTLOOK 2030 Fund(SM)
WELLS FARGO ADVANTAGE OUTLOOK 2040 Fund(SM)

PROXY STATEMENT
Dated April 25, 2006

WELLS FARGO FUNDS TRUST
525 Market Street
San Francisco, California  94105

OVERVIEW

WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

      This document is a Proxy Statement and is being furnished to shareholders of the WELLS FARGO ADVANTAGE OUTLOOK TODAY, OUTLOOK 2010, OUTLOOK 2020, OUTLOOK 2030 and OUTLOOK 2040 FUNDS (the "Outlook Funds" or "Funds") of Wells Fargo Funds Trust (the "Trust") as of March 31, 2006. It contains the information that shareholders of the Funds should know before voting on the proposals before them, and should be retained for future reference. The shareholders of the Funds are being asked to vote on three proposals:

   1. To approve a reduction in the investment advisory fee that each Outlook Fund pays to Wells Fargo Funds Management, LLC ("Funds Management"). The proposed reduction is tied to the conversion of each Outlook Fund from a stand-alone fund (invests directly in a portfolio of securities) to a fund-of-funds (invests substantially all of its assets in other funds that, in turn, invest directly in securities). Outlook Fund shareholders would bear indirectly the advisory fees paid to Funds Management by these other funds for managing their direct investments in securities.

   2. To approve an Investment Sub-Advisory Agreement among Global Index Advisors, Inc. 3.

      ("GIA"), Funds Management and the Trust on behalf of the Outlook Funds.

   3. To approve a multi-manager arrangement that would allow each Fund and Funds Management, subject to various conditions, to: (a) select new or additional investment sub-advisers for each Fund, (b) enter into and materially modify existing investment sub-advisory agreements and (c) terminate and replace investment sub-advisers (referred to as the "Multi-Manager Arrangement" Proposal).

HOW ARE THE ADVISORY ARRANGEMENTS FOR THE OUTLOOK FUNDS CHANGING?

      Currently, each Outlook Fund is a stand-alone fund advised by Funds Management and sub-advised by Barclays Global Fund Advisors ("BGFA"). As investment adviser, Funds Management is responsible for the day-to-day management of the Funds, which includes both allocating assets among asset classes and selecting the securities for each Fund's portfolio. Funds Management has delegated these responsibilities to BGFA as sub-adviser to the Funds under an investment sub-advisory agreement between the Trust, Funds Management and BGFA.

      The Board recently approved converting each Outlook Fund from a stand-alone fund to a fund-of-funds (a fund that invests substantially all of its assets in master portfolios and other registered investment companies). As such, each Fund will seek to achieve its investment objective by investing substantially all of its assets in other investment companies, which in turn invest directly in securities. Funds Management has agreed to lower the net operating expenses for each of the Funds once the Funds have completed their conversion to the fund-of-funds structure.

      In connection with the structural conversion of the Outlook Funds, the Board has approved, subject to shareholder approval, a reduction in the investment advisory fee that each Outlook Fund pays to Funds Management. This fee is being reduced in light of a shift of some of Funds Management's advisory responsibilities away from the stand-alone Outlook Fund level to the underlying master portfolio level under the new fund-of-funds structure. Specifically, Funds Management would no longer be responsible for selecting the individual securities for each Fund's portfolio, but rather would be responsible for allocating the assets of each Outlook Fund among various Wells Fargo Advantage master portfolios, which would in turn invest directly in securities. Outlook Fund shareholders would bear indirectly the advisory fees paid to Funds Management by the master portfolios for managing the master portfolios' direct investments in securities. Additionally, the Board has also approved, subject to shareholder approval, GIA as a new sub-adviser to replace BGFA as sub-adviser to the Funds. If the sub-advisory arrangement with GIA is approved by shareholders, Funds Management would delegate asset allocation responsibilities to GIA pursuant to a proposed investment sub-advisory agreement among the Trust, Funds Management and GIA. The engagement of GIA as sub-adviser is contingent upon shareholders' approval of the reduction in the investment advisory fee that each Outlook Fund pays to Funds Management.

ARE THERE ANY OTHER CHANGES TO MY OUTLOOK FUNDS?

      Upon approval of the reduction in the investment advisory fee and proposed new sub-advisory arrangement, each Outlook Fund will allocate its assets among various Wells Fargo Advantage master portfolios in an effort to replicate, before fees and expenses, the total return of an appropriate Dow Jones Target Date Index. In addition, each Fund will change its name to match the corresponding Dow Jones Target Date Index (E.G., the WELLS FARGO ADVANTAGE OUTLOOK

2020 FUND will change its name to the WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND).

      Similar to each Fund's current investment strategy, after the restructuring, each Fund's strategy will provide that as the stated time horizon approaches, each Outlook Fund, through the master portfolios in which the Fund will invests, will generally invest its assets in a declining percentage of equity securities and an increasing percentage in bonds and money market instruments using an asset allocation strategy designed for investors planning to retire around the year stated in the Fund's name. The proposed modifications to an Outlook Fund's strategy will likely result in lower equity risk exposure during the last 10 years leading to retirement and post-retirement relative to each Outlook Fund's current strategy. Also, the portion of assets each Outlook Fund invests in equity securities (through the Master Portfolios in which the Outlook Funds invest) will likely include higher allocations to small cap securities and foreign and emerging market securities. With respect to each Fund's bond exposure, the proposed modifications will result in higher allocations to mortgage-backed bonds, corporate bonds, and non-U.S. dollar international bonds. It is also expected that, following the conversion, positions in money market instruments, particularly for the Outlook Today and Outlook 2010 Funds, will be considerably higher compared to current positions. Finally, with the exception of the Outlook Today Fund, having reached its target year, each Outlook Fund will continue to lower its equity risk for another 10 years generally holding more fixed income securities and money market instruments, until the asset mix is approximately the same as the newly named Dow Jones Target Today Fund. The Funds retain the right to adjust their holdings in other Master Portfolios to correspond to any changes in the underlying Dow Jones Target Date Indexes.

WHAT DOES THE MULTI-MANAGER ARRANGEMENT PROVIDE?

      Subject to either the receipt of requested exemptive relief from the Securities and Exchange Commission ("SEC") or the adoption by the SEC of relevant federal securities rules, the Multi-Manager Arrangement would permit each Fund and Funds Management to enter into, and materially amend, sub-advisory agreements with a sub-adviser without obtaining shareholder approval, subject to certain conditions. Currently, a change in a fund's sub-adviser and most material changes in sub-advisory agreements require shareholder approval, which can be expensive and time-consuming. The Board believes that this proposal is in the best interest of the Funds' shareholders because it will provide flexibility in changing Fund sub-advisers and revising sub-advisory agreements, may reduce proxy costs and will potentially allow Funds Management more effectively oversee to Fund sub-advisers. If the Multi-Manager Arrangement is approved by shareholders, Funds Management will not take any action with respect to a sub-adviser in reliance on the Multi-Manager Arrangement until shareholders receive further notice.

      The Board of the Trust has unanimously approved, and recommends that you vote FOR each proposal by voting your proxy.

IS MORE INFORMATION ABOUT THE OUTLOOK FUNDS AVAILABLE?

Additional information about the Outlook Funds is available in the:

      o  Prospectuses for the Outlook Funds;

      o  Statement of Additional Information, or SAI, for the Outlook Funds; and

      o Annual Report to Shareholders dated February 28, 2005, and Semi-Annual Report dated August 31, 2005, which contains financial statements for the most recent fiscal period, and was previously mailed to shareholders. All of these documents are on file with the SEC. (The Annual Report to Shareholders dated February 28, 2006 will be available on or after April 30, 2006.)

Copies of these documents are available upon request without charge by writing to, calling or visiting our Web site:

            WELLS FARGO ADVANTAGE FUNDS
            P.O. Box 8266
            Boston, MA 02266-8266
            1-800-222-8222
            www.wellsfargo.com/advantagefunds

You also may view or obtain these documents from the SEC:

IN PERSON:              At the SEC's Public Reference Room in Washington, D.C.,
                        and regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900
                        (duplicating fee required)

BY PHONE:               1-800-SEC-0330
                        (duplicating fee required)

BY MAIL:                Public Reference Section
                        Securities and Exchange Commission
                        450 5th Street, N.W.
                        Washington, DC 20549-6009
                        (duplicating fee required)

BY EMAIL:               publicinfo@sec.gov
                        (duplicating fee required)

BY INTERNET:            www.sec.gov
                        (Information about the Funds may be found under Wells
                        Fargo Funds Trust)

Finally, the principal terms of the proposed advisory and sub-advisory agreements are summarized in this Proxy Statement. It is expected that this Proxy Statement will be mailed to shareholders on or about April 28, 2006.

                                TABLE OF CONTENTS

OVERVIEW.......................................................................1

INTRODUCTION...................................................................6

REASONS FOR THE PROPOSALS......................................................6
    THE ADVISORY PROPOSALS.....................................................6
    MULTI-MANAGER PROPOSAL.....................................................7

EFFECT OF THE PROPOSALS........................................................7
    THE ADVISORY PROPOSALS.....................................................7
    MULTI-MANAGER PROPOSAL....................................................16

DETAILS OF THE PROPOSALS......................................................17
    PROPOSAL 1 - ADVISORY AGREEMENT...........................................17
    PROPOSAL 2 - SUB-ADVISORY AGREEMENT.......................................21
    PROPOSAL 3 - MULTI-MANAGER PROPOSAL.......................................24

BOARD CONSIDERATIONS IN RECOMMENDING APPROVAL OF THE PROPOSALS................27
    THE ADVISORY PROPOSALS....................................................27
    MULTI-MANAGER PROPOSAL....................................................31

INFORMATION ON VOTING.........................................................32

EXHIBIT A - FEE TABLES.......................................................A-1

EXHIBIT B - INVESTMENT ADVISORY AGREEMENT....................................B-1

EXHIBIT C - ADDITIONAL INFORMATION ABOUT FUNDS MANAGEMENT....................C-1

EXHIBIT D - ADDITIONAL INFORMATION ABOUT GIA.................................D-1

EXHIBIT E - INVESTMENT SUB-ADVISORY AGREEMENT................................E-1

INTRODUCTION

      The Board called this special shareholder meeting (the "Meeting") for each Outlook Fund to allow shareholders to consider and vote on three proposals. The Funds are planning a structural conversion after which they will each attempt to replicate the total returns of an appropriate Dow Jones Target Date Index. Proposals 1 and 2 regarding a reduction in the investment advisory fee each Outlook Fund pays to Funds Management and a new investment sub-advisory arrangement for each Outlook Fund, which we refer to together as the Advisory Proposals, are being made in connection with the Funds' structural conversion. Proposal 3 concerns the implementation of a Multi-Manager Arrangement under certain conditions for the Outlook Funds, which we refer to as the Multi-Manager Proposal. Please be sure to read the entire Proxy Statement to determine how the Proposals will affect your Outlook Fund before casting your vote.

REASONS FOR THE PROPOSALS

      THE ADVISORY PROPOSALS

      At a Board meeting held on March 31, 2006, the Board approved a recommendation to convert each Outlook Fund from a stand-alone fund to a "fund-of-funds" with each Outlook Fund investing substantially all of its assets in other Wells Fargo Advantage master portfolios and other registered investment companies to achieve its investment objective. We refer to this structure as a "Gateway Blended Fund" structure and refer to the process of converting to the Gateway Blended Fund structure as the "Structural Conversion." Currently, as a stand-alone fund, each Outlook Fund invests directly in individual securities to meet its investment objective. As a Gateway Blended Fund, each Fund would invest substantially all of its assets in two or more Wells Fargo Advantage master portfolios (each a "Master Portfolio," and collectively, the "Master Portfolios"), which in turn would invest directly in securities as illustrated in the diagram below.

      Initially, each Outlook Fund will invest in a total of three newly created Master Portfolios. In the Gateway Blended Fund structure, each Outlook Fund would indirectly bear the expenses, including those of the advisory fees, of the Master Portfolios; however, because Funds Management has lowered the contractual fee caps for the Outlook Funds for at least two years following the Structural Conversion, overall net expenses of the Funds will be lower. This Structural Conversion will allow the Outlook Funds to pool their assets in the Master Portfolios, and is expected to provide greater economies of scale and broader diversification for the Outlook Funds.

      Currently, each Outlook Fund is advised by Funds Management and sub-advised by BGFA. As investment adviser, Funds Management is responsible for the day-to-day management of the Funds, which includes selecting the securities for each Fund's portfolio. Funds Management has delegated this responsibility to BGFA as sub-adviser to the Funds under an investment sub-advisory agreement between the Trust, Funds Management and BGFA.

      To accommodate the Structural Conversion of the Funds as described above, the Board approved, subject to shareholder approval, a reduction in the investment advisory fee that each Outlook Fund pays to Funds Management. This fee is being reduced in light of a shift of some of Funds Management's advisory responsibilities away from the stand-alone Outlook Fund level to the underlying Master Portfolio level under the new Gateway Blended Fund structure. Specifically, Funds Management would no longer be responsible for selecting the securities for each Fund's portfolio, but rather would be responsible for allocating the assets of each Outlook Fund among various Master Portfolios. Outlook Fund shareholders would bear indirectly the advisory fees paid to Funds Management by the Master Portfolios for managing the Master Portfolios' direct investments in securities. Additionally, the Board approved, subject to shareholder approval, GIA to replace BGFA as the sub-adviser to the Outlook Funds. If the sub-advisory arrangement with GIA is approved by shareholders, Funds Management would delegate these asset allocation responsibilities to GIA pursuant to a proposed investment sub-advisory agreement with GIA. The engagement of GIA as sub-adviser is contingent upon shareholders' approval of the reduction in the investment advisory fee that each Outlook Fund pays to Funds Management.

      MULTI-MANAGER PROPOSAL

      The Funds' current investment advisory agreement with Funds Management authorizes Funds Management to select and contract with sub-advisers to exercise day-to-day investment discretion over all or a portion of the assets of the Funds. The Investment Company Act of 1940, as amended (the "1940 Act"), requires that shareholders of the Funds approve all advisory contracts. Thus, currently, all sub-advisory agreements and material amendments to those agreements must be approved by the Board and by shareholders. As a result, each Fund must seek shareholder approval when it wants to change the sub-adviser of the Fund. Upon Funds Management receiving exemptive relief from the SEC, or upon the adoption of proposed relevant federal securities rules, the Multi-Manager Arrangement would permit each Fund and Funds Management to enter into, and materially amend, sub-advisory agreements with Fund sub-advisers without obtaining shareholder approval, subject to the conditions of the exemptive relief or rule. The Board determined that by reducing the potentially costly proxy voting process, this Proposal is in the best interest of the Funds' shareholders because it will provide greater flexibility in changing Fund sub-advisers and revising sub-advisory agreements, reduce proxy costs and potentially allow Funds Management to carry out its charge to more effectively oversee Fund sub-advisers. If approved, this Multi-Manager Arrangement would be dormant and not be implemented until shareholders are further notified.

EFFECT OF THE PROPOSALS

      THE ADVISORY PROPOSALS

      CHANGES IN MANAGEMENT. Subject to the oversight of the Board, Funds Management will continue to serve as investment adviser to the Outlook Funds. However, at the Board meeting held March 31, 2006, the Board unanimously approved a reduction in the investment advisory fee that each Outlook Fund pays to Funds Management. Specifically, the maximum investment advisory fee of 0.65% currently payable to Funds Management by each Fund would be reduced to 0.25% at the Outlook Fund level. This fee is being reduced in light of a shift of some of Funds

Management's advisory responsibilities away from the stand-alone Outlook Fund level to the underlying Master Portfolio level under the new Gateway Blended Fund structure. Outlook Fund shareholders would bear indirectly the advisory fees paid to Funds Management by the Master Portfolios for managing the Master Portfolios' direct investments in securities. It is estimated that the weighted average of the advisory fees from the Master Portfolios will be between 0.19% and 0.34% of each Fund's average net assets. Accordingly, the total advisory fees that Outlook Fund shareholders would bear directly and indirectly may be between 0.44% and 0.59%.

      After the Structural Conversion, the investment advisory services that Funds Management provides to the Funds would be reduced whereby Funds Management would no longer be responsible for purchasing and selling individual securities for each Fund's portfolio, but rather would be responsible for determining the percentage of assets each Fund should allocate to the Master Portfolios in which the Fund invests. At the Board meeting held on March 31, 2006, the Board also unanimously approved replacing BGFA with GIA as sub-adviser to the Funds and unanimously approved a new sub-advisory agreement (the "New Sub-Advisory Agreement") with GIA. Funds Management will be solely responsible for paying GIA's sub-advisory fees of 0.06% out of the 0.25% advisory fee it receives. Additionally, Funds Management has agreed to lower the net operating expenses for each of the Funds after the Structural Conversion to the Gateway Blended Fund structure.

      CHANGES IN INVESTMENT STRATEGIES. The investment objective of each Outlook Fund is outlined below and will not change as a result of the Advisory Proposals and the Structural Conversion of the Funds to a Gateway Blended Fund structure.

------------------------------------------------------------------------------------------------------------------------------
FUND                    INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------
Outlook Today Fund      The Fund is managed for investors who have retired, are planning to retire or begin to withdraw substantial portions of their investment in the near future.
------------------------------------------------------------------------------------------------------------------------------
Outlook 2010 Fund       The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2010.
------------------------------------------------------------------------------------------------------------------------------
Outlook 2020 Fund       The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2020.
------------------------------------------------------------------------------------------------------------------------------
Outlook 2030 Fund       The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2030.
------------------------------------------------------------------------------------------------------------------------------
Outlook 2040 Fund       The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2040.
------------------------------------------------------------------------------------------------------------------------------

      However, with the change in sub-adviser, each Fund's strategy is proposed to replicate an asset allocation model developed by GIA and Dow Jones & Company, Inc. ("Dow Jones") in an effort to replicate the appropriate Dow Jones Target Date Index, as noted below.

--------------------------------------------------------------------------------------------------------------------------------
FUND                 CURRENT PRINCIPAL STRATEGIES                          PROPOSED PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------------------------------------------------------
Outlook Today Fund   The Fund invests in a combination of equity and       The Fund is a gateway blended fund that invests in
                     fixed income securities and money market              various master portfolios, which in turn invest in
                     instruments using an asset allocation strategy        a combination of equity, fixed income and money
                     designed to maintain the lowest risk profile of all   market securities using an asset allocation
                     the Outlook Funds.  On average, we expect that we     strategy designed to replicate the total return of
                     will invest about 35% of the Fund's assets in         the Dow Jones Target Today Index.
                     stocks, with the rest in bonds and money market
                     instruments.  As of February 28, 2006, the Outlook
                     Today Fund held about 36% of its assets in stocks
                     and 64% of its assets in bonds.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Outlook 2010 Fund    The Fund invests in a combination of equity and       The Fund is a gateway blended fund that invests in
                     fixed income securities and money market              various master portfolios, which in turn invest in
                     instruments using an asset allocation strategy        a combination of equity, fixed income and money
                     designed to produce total return for investors        market securities using an asset allocation
                     expecting to retire or begin to withdraw a            strategy designed to replicate the total return of
                     substantial portion of their investment around the    the Dow Jones Target 2010 Index.
                     year 2010.  As of February 28, 2006, the Outlook
                     2010 Fund held about 46% of its assets in stocks
                     and 54% of its assets in bonds.
--------------------------------------------------------------------------------------------------------------------------------
Outlook 2020 Fund    The Fund invests in a combination of equity and       The Fund is a gateway blended fund that invests
                     fixed income securities and money market              various master portfolios, which in turn invest in
                     instruments using an asset allocation strategy        a combination of equity, fixed income and money
                     designed to produce total return for investors        market securities using an asset allocation
                     expecting to retire or begin to withdraw a            strategy designed to replicate the total return of
                     substantial portion of their investment around the    the Dow Jones Target 2020 Index.
                     year 2020.  As of February 28, 2006, the Outlook
                     2020 Fund held about 64% of its assets in stocks
                     and 35% of its assets in bonds.
--------------------------------------------------------------------------------------------------------------------------------
Outlook 2030 Fund    The Fund invests in a combination of equity and       The Fund is a gateway blended fund that invests
                     fixed income securities and money market              various master portfolios, which in turn invest in
                     instruments using an asset allocation strategy        a combination of equity, fixed income and money
                     designed to produce total return for investors        market securities using an asset allocation
                     expecting to retire or begin to withdraw a            strategy designed to replicate the total return of
                     substantial portion of their investment around the    the Dow Jones Target 2030 Index.
                     year 2030.  As of February 28, 2006, the Outlook
                     2030 Fund held about 77% of its assets in stocks
                     and 22% of its assets in bonds.
--------------------------------------------------------------------------------------------------------------------------------
Outlook 2040 Fund    The Fund invests in a combination of equity and       The Fund is a gateway blended fund that invests
                     fixed income securities and money market              various master portfolios, which in turn invest in
                     instruments using an asset allocation strategy        a combination of equity, fixed income and money
                     designed to produce total return for investors        market securities using an asset allocation
                     expecting to retire or begin to withdraw a            strategy designed to replicate the total return of
                     substantial portion of their investment around the    the Dow Jones Target 2040 Index.
                     year 2040.  As of the end of the Fund's last fiscal
                     year, the Outlook 2040 Fund held about 90% of its
                     assets in stocks and 10% of its assets in bonds.
--------------------------------------------------------------------------------------------------------------------------------

      As a Gateway Blended Fund, each Fund will invest its assets in two or more Master Portfolios and not directly in securities. Initially, the Master Portfolios in which the Funds will invest will be the Wells Fargo Advantage Diversified Stock Portfolio, the Wells Fargo Advantage Diversified Fixed Income Portfolio and the Wells Fargo Advantage Money Market Portfolio. The allocation of the Funds' assets across each of these Master Portfolios would be implemented in a manner consistent with each Fund's investment objective and proposed investment strategies.

In the future, the Funds may choose to invest in more or fewer Master Portfolios, or in other WELLS FARGO ADVANTAGE FUNDS, as they deem appropriate.

      Currently, the Outlook Funds pursue a strategy of allocating and reallocating investments among indexes representing stocks and bonds, and money market instruments to seek to capture returns and reduce risk consistent with a stated investment time horizon. The Outlook Funds with longer time horizons invest more of their assets in stocks to pursue capital appreciation over the long term. The Outlook Funds with shorter time horizons replace some of their stock holdings with fixed income securities in an effort to reduce portfolio risk.

      Similarly, with the proposed investment strategies, as the stated time horizon approaches, each Outlook Fund will generally invest its assets (through the Master Portfolios in which the Outlook Fund will invest) in a declining percentage of equity securities and increasing percentage in fixed income securities and money market instruments using an asset allocation strategy designed for investors planning to retire around the year stated in the Fund's name. Accordingly, as the year in the Fund's name approaches, the Fund will generally invest less in the Diversified Stock Portfolio and more in the Diversified Fixed Income Portfolio and the Money Market Portfolio.

      Relative to each Outlook Fund's current strategy, the proposed modifications to an Outlook Fund's strategy will likely result in lower equity risk exposure during the last 10 years leading to retirement and post-retirement, as well as the investment in a lower percentage of equity securities. Notably, the portion of assets each Outlook Fund invests in equity securities (through the Master Portfolios) will likely include higher allocations to small cap securities and foreign and emerging market securities. With respect to each Fund's bond exposure, the proposed modifications will result in higher allocations to mortgage-backed bonds, corporate bonds, and non-U.S. dollar international bonds. It is also expected that following the Structural Conversion, positions in money market instruments, particularly for the Outlook Today and Outlook 2010 Funds, will be considerably higher compared to current positions. For instance, as of December 31, 2005, the percentage of the Dow Jones Target Today Index allocated to money market instruments was approximately 60%, with the historic average of such holdings being approximately 40%. Finally, with the exception of the Outlook Today Fund, having reached its target year, each Outlook Fund will continue to lower its equity risk for another 10 years generally holding more fixed income securities and money market instruments until the asset mix is approximately the same as the newly named Dow Jones Target Today Fund. The Funds retain the right to adjust their holdings in the various Master Portfolios to correspond to any changes in the underlying Dow Jones Target Date Indexes. See "More about the Master Portfolios" for more information about the proposed strategies of the Funds and how they seek to replicate the total return of the Dow Jones Target Date Indexes.

      CHANGES IN INVESTMENT RISKS. With the proposed changes to the Funds' principal investment strategies, the Outlook Funds will broaden their diversification across asset classes, industries and countries. Accordingly, the Funds will also be exposed to additional risks as outlined in the following paragraphs.

      CREDIT RISKS - Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on a shareholder's investment.

      FOREIGN INVESTMENT RISKS - Investments in foreign securities are subject to potentially less liquidity and greater price volatility, as well as various additional risks, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

      EMERGING MARKET SECURITIES RISKS - The risks of investing in emerging markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks--such as those related to social unrest or political upheaval that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements.

      SMALL AND MEDIUM COMPANY SECURITIES RISKS - Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies. Stocks of medium-sized companies may be more volatile and less liquid, in part because these issues may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

      U.S. GOVERNMENT AGENCY SECURITIES RISKS - Through the Master Portfolios, the Funds will invest some of their assets in U.S. Government agency securities, such as the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and Federal Home Loan Banks (FHLBs). The FNMA guarantees full and timely payment of both interest and principal, while the FHLMC guarantees full and timely payment of interest and ultimate payment of principal. However, FNMA and FHLMC mortgage-backed securities are examples of the types of U.S. Government agency securities that are not backed by the full faith and credit of the U.S. Government. The mortgages underlying securities issued by the FNMA or FHLMC are typically conventional residential mortgages that are not insured or guaranteed, but conform to specific underwriting, size and maturity standards. Mortgage-backed securities issued by FHLBs also are not backed by the full faith and credit of the U.S. Government. The U.S. Government does not guarantee the market value or current yield of its obligations. There can be no assurance that the U.S. Government would provide financial support for U.S. Government agency securities of agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government.

      CHANGE OF FUND NAMES. In connection with the Structural Conversion of the Outlook Funds, each Fund's name will be changed to correspond to the name of the index that it will attempt to replicate as follows:

--------------------------------------------------------------------------------------------------
CURRENT FUND NAME                             PROPOSED FUND NAME
--------------------------------------------------------------------------------------------------
Wells Fargo Advantage Outlook Today Fund      Wells Fargo Advantage Dow Jones Target Today Fund
--------------------------------------------------------------------------------------------------
Wells Fargo Advantage Outlook 2010 Fund       Wells Fargo Advantage Dow Jones Target 2010 Fund
--------------------------------------------------------------------------------------------------
Wells Fargo Advantage Outlook 2020 Fund       Wells Fargo Advantage Dow Jones Target 2020 Fund
--------------------------------------------------------------------------------------------------
Wells Fargo Advantage Outlook 2030 Fund       Wells Fargo Advantage Dow Jones Target 2030 Fund
--------------------------------------------------------------------------------------------------
Wells Fargo Advantage Outlook 2040 Fund       Wells Fargo Advantage Dow Jones Target 2040 Fund
--------------------------------------------------------------------------------------------------

      PERFORMANCE OF DOW JONES TARGET DATE INDEXES. The following table compares the performance of the Class A shares of each Outlook Fund (excluding sales charges) to the performance of the Dow Jones Target Date Indexes for the periods shown ended December 31, 2005. The Dow Jones Target Date Indexes were launched on April 1, 2005. The performance shown below contains index performance data based on backtesting, (I.E., calculations of how the index might have performed prior to launch if it had existed using substantially the same index methodology employed by Dow Jones today). Backtested performance information is purely hypothetical and is provided in this Proxy solely for informational purposes. Backtested performance does not represent actual performance and should not be interpreted as an indication of actual performance. Also, remember that past performance is no guarantee of future results.


----------------------------------------------------------------------------------------------------------------
                                         AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------------------------
INDEX/FUND                                                      1 YEAR          5 YEARS          10 YEARS
----------------------------------------------------------------------------------------------------------------
Dow Jones Target Today Index                                    2.63%            6.69%             6.60%
Outlook Today Fund - Class A*                                   2.29%            3.49%             5.26%

----------------------------------------------------------------------------------------------------------------
Dow Jones Target 2010 Index                                     2.50%            6.12%             7.18%
Outlook 2010 Fund - Class A*                                    2.94%            2.64%             6.37%

----------------------------------------------------------------------------------------------------------------
Dow Jones Target 2020 Index                                     5.04%            5.94%             8.37%
Outlook 2020 Fund - Class A*                                    4.33%            1.66%             6.85%

----------------------------------------------------------------------------------------------------------------
Dow Jones Target 2030 Index                                     9.30%            6.23%             9.11%
Outlook 2030 Fund - Class A*                                    5.23%            1.26%             7.40%

----------------------------------------------------------------------------------------------------------------
Dow Jones Target 2040 Index                                    10.96%            6.73%             9.37%
Outlook 2040 Fund - Class A*                                    6.03%            0.65%             7.74%

----------------------------------------------------------------------------------------------------------------
CURRENT BENCHMARKS
Russell 3000 Index                                              6.12%            1.58%             9.20%
MSCI EAFE Index                                                13.54%            4.55%             5.84%
Lehman Brothers U.S. Treasury 3-5 Year Index                    0.87%            5.02%             5.62%
----------------------------------------------------------------------------------------------------------------

            *     The inception date for this class was March 1, 1994.

      MORE ABOUT THE MASTER PORTFOLIOS. Following the Structural Conversion of each Outlook Fund into a Gateway Blended Fund, each Fund will initially allocate substantially all of its assets across a total of three newly created Master Portfolios. These Master Portfolios are being created in connection with the restructuring of the Outlook Funds. Funds Management will serve as the investment adviser for all three Master Portfolios.

      Two of the Master Portfolios invest in securities contained in the underlying indexes that comprise the Dow Jones Target Date Indexes. The Dow Jones Target Date Indexes are part of Dow Jones' standard setting portfolio indexes based on the same basic methodology as that employed by the Dow Jones Relative Risk Indexes that were formed in 1995 as the Quantidex Indexes. The Dow Jones Target Date Indexes are designed to provide benchmarks for investors, consultants, and plan sponsors considering target maturity date investments.

      The investment objectives and strategies of two of the Master Portfolios in which the Outlook Funds will initially invest are as follows:

---------------------------------------------------------------------------------------------------------------------------
MASTER PORTFOLIO               INVESTMENT OBJECTIVE                      PRINCIPAL INVESTMENT STRATEGY
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage          Seeks to approximate the total return     Under normal circumstances, the Portfolio
Diversified Stock Portfolio    of the equity portion of the Dow Jones    invests principally in securities comprising the
                               Target Date Indexes.                      equity portion of the Dow Jones Target Date
                                                                         Indexes.  We attempt to achieve a correlation of
                                                                         at least 95% between the performance of the
                                                                         equity portion of the Dow Jones Target Date
                                                                         Indexes and the Portfolio's investment results,
                                                                         before expenses.
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage          Seeks to approximate the total return     Under normal circumstances, the Portfolio
Diversified Fixed              of the fixed income portion of the Dow    invests principally in securities comprising the
Income Portfolio               Jones Target Date Indexes.                fixed income portion of the Dow Jones Target
                                                                         Date Indexes.  We attempt to achieve a
                                                                         correlation of at least 95% between the
                                                                         performance of the fixed income portion of the
                                                                         Dow Jones Target Date Indexes and the
                                                                         Portfolio's investment results, before expenses.

---------------------------------------------------------------------------------------------------------------------------

      A precise duplication of the performance of the Dow Jones Target Date Indexes would mean that the net asset value of the shares of the Diversified Stock Portfolio and the Diversified Fixed Income Portfolio, including dividends and capital gains, would increase or decrease in exact proportion to changes in the Dow Jones Target Date Indexes. Such a 100% correlation is not practical. Rather, the portfolio managers monitor the performance and the composition of the Dow Jones Target Date Indexes and adjust the Master Portfolios' portfolios as necessary to reflect any changes to the Dow Jones Target Date Indexes and to maintain a 95% or better performance correlation before fees and expenses. The underlying indexes comprising the Diversified Stock and Diversified Fixed Income Portfolios may vary over time.

      The Diversified Stock Portfolio seeks to approximate the total rate of return of the equity portion of the Dow Jones Target Date Indexes, which currently includes the Dow Jones Large Cap Value, Dow Jones Large Cap Growth, Dow Jones Mid Cap Value, Dow Jones Mid Cap Growth, Dow Jones Small Cap Value, Dow Jones Small Cap Growth, Dow Jones Europe/Canada, Dow Jones Asia/Pacific, and Dow Jones Institutional Emerging Markets Indexes. To approximate the total rate of return, the portfolio managers attempt to run an efficient and effective strategy, by using a process of "optimization," a statistical sampling technique. The Diversified Stock Portfolio first buys the stocks that make up the larger capitalization equity portion of the Dow

Jones Target Date Index's value in roughly the same proportion as the Dow Jones Target Date Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio managers try to replicate the industry and risk characteristics of all of the smaller companies in the Dow Jones Target Date Index without buying all of those stocks. This approach attempts to maximize the Portfolio's liquidity and returns while minimizing their costs. The Portfolio may occasionally invest in stock index futures and options on stock indexes as a substitute for a comparable position in the underlying securities. The Portfolio reserves the right to hold different securities than those in the underlying indexes.

      The Diversified Fixed Income Portfolio seeks to approximate the total rate of return of the fixed income portion of the Dow Jones Target Date Indexes, which currently includes the Lehman Brothers Government Bond, Lehman Brothers Corporate Bond, Lehman Brothers Mortgage Bond, and Lehman Brothers Major ex-US Bond Indexes. To approximate the total rate of return, the Diversified Fixed Income Portfolio uses a stratified sampling process executed under strict guidelines that eliminate active overweight or underweight positions. The portfolio managers match all the major characteristics of the Dow Jones Target Date Index, including interest rate exposure, sector and quality. The Portfolio may occasionally invest in index futures and options on indexes as a substitute for a comparable position in the underlying securities. The Portfolio reserves the right to hold different securities than those in the underlying indexes.

      Funds Management will serve as the investment adviser for the Diversified Stock Portfolio and the Diversified Fixed Income Portfolio. SSgA Funds Management, Inc. ("SSgA FM"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, will be the investment sub-adviser for the Diversified Stock Portfolio and the Diversified Fixed Income Portfolio. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM is an affiliate of State Street Global Advisors ("SSgA"), a division of State Street Bank and Trust Company. As of December 31, 2005, SSgA FM and SSgA had over $97 billion and $1.4 trillion, respectively, in assets under management.

      In addition to the two Master Portfolios discussed above, the Outlook Funds will invest their cash component in a newly created money market master portfolio as follows:

------------------------------------------------------------------------------------------------------------------------------------
MASTER PORTFOLIO                        INVESTMENT OBJECTIVE                      PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Money Market      Seeks current income while preserving     Under normal circumstances, the Portfolio
Portfolio                               capital and liquidity.                    invests principally in high-quality, short-term
                                                                                  money market instruments.
------------------------------------------------------------------------------------------------------------------------------------

      Funds Management will serve as the investment adviser for the Money Market Portfolio. Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, California 94105, will be the investment sub-adviser for the Money Market Portfolio. Wells Capital Management is registered with the SEC as an investment adviser under the Advisers Act and is an indirect wholly owned subsidiary of Wells Fargo & Company. As of December 31, 2005, Wells Capital Management had over $174 billion in assets under management.

      CHANGE OF FUND EXPENSES. Following the Structural Conversion, some of the Fund expenses, such as custody and advisory fees will change. The Board approved such changes and noted that overall, although the Funds will indirectly bear the expenses, including advisory fees, of the Master Portfolios, each Fund's net expenses will be reduced. Funds Management lowered the contractual fee caps in order to maintain net operating expense ratios as shown in the chart below through June 30, 2008. After this time, Fund net operating expense ratios can only be increased with Board approval.

--------------------------------------------------------------------------------------------------------------------------------
CURRENT EXPENSE CAPS
--------------------------------------------------------------------------------------------------------------------------------
Outlook Funds               Class A               Classes B & C             Administrator Class         Institutional Class
--------------------------------------------------------------------------------------------------------------------------------
All Funds                   1.25%                 2.00%                     0.95%                       0.75%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
NEW EXPENSE CAPS
--------------------------------------------------------------------------------------------------------------------------------
Outlook Funds               Class A               Classes B & C             Administrator Class         Institutional Class
--------------------------------------------------------------------------------------------------------------------------------
Today                       1.15%                 1.90%                     0.85%                       0.62%
--------------------------------------------------------------------------------------------------------------------------------
2010                        1.18%                 1.93%                     0.88%                       0.65%
--------------------------------------------------------------------------------------------------------------------------------
2020                        1.20%                 1.95%                     0.90%                       0.67%
--------------------------------------------------------------------------------------------------------------------------------
2030                        1.21%                 1.96%                     0.91%                       0.68%
--------------------------------------------------------------------------------------------------------------------------------
2040                        1.22%                 1.97%                     0.92%                       0.69%
--------------------------------------------------------------------------------------------------------------------------------

      For a more detailed description of the gross and net fees for each Outlook Fund, see the fee tables contained in EXHIBIT A of this Proxy Statement.

      COSTS OF THE STRUCTURAL CONVERSION. Immediately following the Structural Conversion, each Fund will attempt to achieve its investment objective by allocating substantially all of its assets across two Master Portfolios that invest in securities intended to replicate the underlying indexes that comprise the Dow Jones Target Date Indexes and in at least one Master Portfolio that invests in money market instruments. Although the pooling of the Outlook Funds' assets in these Master Portfolios should result in reduced expenses of the Funds and better index tracking because of the economies of scale, the Funds will experience significant transaction costs associated with repositioning their portfolio holdings to align with those of the indexes they are attempting to replicate. These transaction costs are a result of selling securities utilized in the current strategy to allow the Master Portfolios to purchase securities to approximate the rate of return of the Dow Jones Target Date Indexes. For more about the costs of the Structural Conversion, see "Tax Consequences" below.

      TAX CONSEQUENCES. To effectuate the Structural Conversion, each Outlook Fund will allocate its entire portfolio of securities, in varying percentages, across the Master Portfolios. It is intended that the transfer of securities from each Outlook Fund to the Master Portfolios will constitute a tax-free contribution of assets to partnerships under Section 721 of the Internal Revenue Code, and therefore the transfer will not be taxable to the Outlook Funds for U.S. federal income tax purposes. Each Master Portfolio will be treated as a non-publicly traded partnership for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Internal Revenue Code. Under the rules applicable to a non-publicly traded partnership, a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (I.E., "passed-through") to its investors, including the Outlook Funds investing in the Master Portfolio, regardless of whether any amounts are actually distributed by the Master Portfolio to the Outlook Funds. Each investor in a Master Portfolio will be subject to U.S. federal income tax liability on its proportionate share of the Master Portfolio's income and gains, as determined in accordance with the governing instruments of the Master Portfolio, the Internal Revenue Code and Treasury Regulations. To the extent that a Master Portfolio accrues but does not distribute any income or gains, the Outlook Fund investing in such Master Portfolio will be deemed to have realized its proportionate share of such income or gains without a concurrent receipt of any cash distribution. Each Master Portfolio will seek to minimize recognition by its investors--including the corresponding Outlook Funds--of income and gains without a concurrent distribution of cash. Furthermore, it is intended that each Master Portfolio's assets, income and distributions will be managed in such a manner as to permit each Outlook Fund to continue to qualify as a regulated investment company by investing in the Master Portfolio.

      In connection with the Structural Conversion and numerous securities transactions to align the Funds' portfolios with the Dow Jones Target Date Indexes, it is anticipated that there will be high portfolio turnover as a large portion of each Outlook Fund's assets will be sold by the corresponding Master Portfolios. As a result, each Outlook Fund will recognize its share of the net gain from such dispositions in the manner set forth in the preceding paragraph and will distribute such gain to its shareholders as a taxable distribution for U.S. federal income tax purposes. Such capital gain distributions are currently estimated to be between 6%-12% of total Fund assets, however this estimate could vary depending on market conditions at the time of the Structural Conversion. Accordingly, each Outlook Fund shareholder may recognize significant taxable income as a result of the Structural Conversion. Although qualified plan investment vehicles (I.E., IRAs and 401(k) plans) may not experience a tax impact, shareholders should consult their tax adviser about their specific tax situations.

      IF THE ADVISORY PROPOSALS ARE NOT APPROVED. The Board has recommended unanimously that shareholders approve PROPOSALS 1 AND 2. If shareholders for all of the Funds approve PROPOSAL 1, but some or all of the Funds do not approve PROPOSAL 2, the Board will have to determine an appropriate course of action, including considering different strategies and different names for the Funds although each Fund will still undergo a Structural Conversion to a Gateway Blended Fund structure as described in this Proxy Statement. If shareholders for none or only some of the Funds approve PROPOSAL 1, then PROPOSAL 1 will not take effect for any of the Funds and the Funds will continue to operate in the same manner as they currently do while the Board considers an appropriate course of action. If shareholders for all of the Funds approve PROPOSAL 2, but do not approve PROPOSAL 1, neither PROPOSAL 1 OR PROPOSAL 2 will pass, and the Funds will continue to operate in the same manner as they currently do while the Board considers an appropriate course of action.

      MULTI-MANAGER PROPOSAL

      Funds Management currently undergoes a rigorous screening process when selecting sub-advisers to manage any of the WELLS FARGO ADVANTAGE FUNDS including carefully examining the performance and compliance records of sub-advisers before presenting any sub-adviser to the Board of Trustees and then shareholders for approval. Funds Management would expect to continue this same rigorous process before requesting approval from the Board.

      If approved by shareholders, this Multi-Manager Arrangement will remain dormant until Funds Management deems it necessary to activate. If Funds Management determines to activate the Multi-Manager Arrangement, shareholders will be notified upon its implementation. The implementation of the Multi-Manager Arrangement will not directly change your account. You will remain a shareholder of your Fund(s) and the Funds will contract for advisory services as before. However, with the proposed Multi-Manager Arrangement, the Funds will receive the benefit of Funds Management's investment sub-adviser selection, monitoring and allocation services and the Board's flexibility in approving additional or replacement sub-advisers without shareholder approval, subject to the conditions of the exemptive relief or rule. For each Fund, Funds Management is entitled to the same contractual investment advisory fee as it currently receives (or will receive upon shareholder approval of PROPOSAL 1). From the advisory fees it receives, Funds Management will be responsible for paying appropriate fees to any sub-advisers. As a result, the proposed changes will not result in increased investment advisory fees.

      The Board has recommended unanimously that shareholders approve PROPOSAL
3. If shareholders of the Funds do not approve PROPOSAL 3, then the Proposal will not take effect for the Funds and the Board will determine an appropriate course of action.

DETAILS OF THE PROPOSALS

      PROPOSAL 1 - ADVISORY AGREEMENT

                  TO APPROVE A REDUCTION IN THE INVESTMENT ADVISORY FEE THAT EACH OUTLOOK FUND PAYS TO FUNDS MANAGEMENT. THE PROPOSED REDUCTION IS TIED TO THE CONVERSION OF EACH OUTLOOK FUND FROM A STAND-ALONE FUND (INVESTS DIRECTLY IN A PORTFOLIO OF SECURITIES) TO A FUND-OF-FUNDS (INVESTS IN OTHER FUNDS THAT, IN TURN, INVEST DIRECTLY IN SECURITIES). OUTLOOK FUND SHAREHOLDERS WOULD BEAR INDIRECTLY THE ADVISORY FEES PAID TO FUNDS MANAGEMENT BY THESE OTHER FUNDS FOR MANAGING THEIR DIRECT INVESTMENTS IN SECURITIES.

      Funds Management has served as adviser to the Outlook Funds since 2001. The Investment Advisory Agreement was last approved by the Board at a meeting held on March 31, 2006 in connection with the Board's annual review and approval of the Funds' advisory arrangements. The Investment Advisory Agreement was last approved by the Funds' shareholders on October 19, 2001 in connection with the integration of the Outlook Funds into the WELLS FARGO FUNDS. (BGFA was originally the adviser to the Outlook Funds. At the October 19, 2001 shareholder meeting, the Funds' shareholders approved Funds Management as the adviser to the Funds and BGFA as the sub-adviser to the Funds.)

      During the last fiscal year (I.E., March 1, 2005 through February 28,
2006), at its regular meeting held April 4, 2005, the Board approved the continuation of the Investment Advisory Agreement with Funds Management. In a subsequent Board meeting held August 16, 2005, Funds Management recommended, and the Board approved, certain changes to the Outlook Funds' advisory and custodial fee rates subject to certain conditions. The recommendations were to lower the advisory fees and raise the custodial fees if the Funds began to invest directly in foreign securities rather than in American Depositary Receipts as they currently do. Funds Management had also agreed to lower the expense cap of the Outlook Funds subject to the same condition. These changes were never implemented because the Funds have not yet started investing directly in foreign securities.

      Funds Management is an indirect wholly-owned subsidiary of Wells Fargo & Company, a financial services holding company and parent company of Wells Fargo Bank, N.A. Wells Fargo Bank, N.A., founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As of March 31, 2006, Funds Management provided advisory services for over $110.3 billion in mutual fund assets.

      TERMS OF ADVISORY AGREEMENT. Upon shareholder approval of PROPOSAL 1, the investment advisory fee that each Outlook Fund pays to Funds Management will be reduced. Specifically, the Board approved reducing the current "active" advisory fee paid by each Outlook Fund to Funds Management from a maximum of 0.65% to 0.25%. This fee is being reduced in light of a shift of some of Funds Management's advisory responsibilities away from the stand-alone Outlook Fund level to the underlying Master Portfolio level under the new Gateway Blended Fund structure. As mentioned above, as a Gateway Blended Fund, each Outlook Fund will invest its assets in two or more Master Portfolios and not directly in securities. Under the terms of the Investment Advisory Agreement, Funds Management would be responsible for providing the Outlook Funds with asset allocation services, which would include its determination of the percentage of assets each Outlook Fund should invest in the various Master Portfolios. Funds Management would no longer purchase and sell individual securities for each Fund's portfolio. The reduced fee will be implemented at the time each Outlook Fund is converted to a Gateway Blended Fund. A copy of the Investment Advisory Agreement is attached as EXHIBIT B.

      Currently, the Outlook Funds are stand-alone funds and as such, they each pay advisory fees directly to Funds Management. After the Structural Conversion to Gateway Blended Funds, each Outlook Fund will not only pay the reduced advisory fee described in the previous paragraph, but it will indirectly pay advisory fees of the Master Portfolios in which it invests. The Investment Advisory Agreement would provide flexibility for an Outlook Fund to once again become a stand-alone Fund without having to obtain shareholder approval of a new investment advisory agreement because the Investment Advisory Agreement provides for a dormant advisory arrangement and fee. In the event that an Outlook Fund converts back to a stand-alone Fund and invests all of its assets in securities, Funds Management would receive the dormant advisory fee that reflects the more comprehensive advisory services performed for a stand-alone Fund. Because the Outlook Funds will invest in two or more Master Portfolios all with varying advisory fees, the dormant advisory fee would reflect a blended fee rate of the advisory fees charged by the Master Portfolios in which the Outlook Fund is invested. In the event that an Outlook Fund invests only a portion of its assets directly in securities, rather than in a Master Portfolio, with respect to those assets the Outlook Fund would pay Funds Management the same advisory fee that the Master Portfolio was paying Funds Management. The table below indicates the approximate total blended advisory fee charged at the Master Portfolio level. The amounts shown are based on approximate asset allocations that were in place on February 28, 2006. Different asset allocations would result in different fee levels.

--------------------------------------------------------------------------------
  GATEWAY BLENDED FUND ADVISORY FEES     MASTER PORTFOLIO LEVEL ADVISORY FEE
--------------------------------------------------------------------------------
           All asset levels                      Blended rate of fees
                0.25%                           (APPROX. 0.19%-0.34%)
--------------------------------------------------------------------------------

      As shown below and further illustrated in the following table, the combined advisory fee is not expected to be higher than the maximum 0.65% advisory fee currently paid by each Outlook Fund.

       GATEWAY BLENDED FUND ADVISORY FEE PAID TO FUNDS MANAGEMENT                                                       0.25%
+      ADVISORY FEE PAID TO FUNDS MANAGEMENT AS INVESTMENT ADVISER OF MASTER PORTFOLIOS                        0.19% TO 0.34%*
       ---------------------------------------------------------------------------------                       ---------------
       TOTAL FEE                                                                                               0.44% TO 0.59%

-----------------
      * This is the blended ratio of advisory fees for the three Master Portfolios in which each Fund will invest. The proposed advisory fees for the Diversified Stock Portfolio and the Diversified Fixed Income Portfolio contain breakpoints.

      The table below provides the actual dollar amount that the Outlook Funds paid in advisory fees during the fiscal year ended February 28, 2006. The table also provides an estimated amount of fees that would have been paid had the proposed blended fee arrangement been in place during the same period.

-------------------------------------------------------------------------------------------------------------------------
OUTLOOK FUND            ADVISORY FEES PAID BY EACH     ESTIMATED AGGREGATE AMOUNT THAT WOULD      PERCENTAGE DECREASE
                       OUTLOOK FUND FOR FISCAL YEAR      HAVE BEEN PAID IF PROPOSED BLENDED
                              ENDED 2/28/2006         ADVISORY FEE, PLUS ASSET ALLOCATION FEE
                                                                    WAS APPLIED*
-------------------------------------------------------------------------------------------------------------------------
Outlook Today Fund               $  576,483                           $  387,285                          22%
-------------------------------------------------------------------------------------------------------------------------
Outlook 2010 Fund                $1,329,900                           $  922,371                          31%
-------------------------------------------------------------------------------------------------------------------------
Outlook 2020 Fund                $2,366,734                           $2,012,892                          15%
-------------------------------------------------------------------------------------------------------------------------
Outlook 2030 Fund                $1,470,977                           $1,310,395                          11%
-------------------------------------------------------------------------------------------------------------------------
Outlook 2040 Fund                $1,606,519                           $1,450,105                          10%
-------------------------------------------------------------------------------------------------------------------------
TOTAL                            $7,350,613                           $6,083,048                          17%
-------------------------------------------------------------------------------------------------------------------------

* These estimated fees are based on the portfolio asset allocation for each Fund as of February 28, 2006.

      Because of certain fee eliminations and the extension of the net operating expense ratio caps for each class of shares of each Outlook Fund until June 30, 2008, the net operating expense ratio of each class of shares will not increase for two years as a result of approving PROPOSAL 1. In fact, the net operating expense ratio of each class of each Outlook Fund will be reduced as a result of approving PROPOSAL 1. The Funds will incur certain costs however as a result of the Structural Conversion. For a more detailed description of the fees for each Outlook Fund or the costs associated with the Structural Conversion, please see "Change of Fund Expenses" and "Costs of Structural Conversion" the heading "THE EFFECT OF THE PROPOSALS" above. Additionally, the fee tables contained in EXHIBIT A of this Proxy Statement provide more detailed information.

      As for additional terms of the Investment Advisory Agreement, it provides that in performing its duties, Funds Management, subject to Board supervision and direction, will adhere to each Outlook Fund's investment objective, policies and restrictions as contained in its prospectuses and statement of additional information, the Outlook Funds' organizational documents, and applicable federal and state law. The Investment Advisory Agreement also requires the adviser to submit certain reports to the Board of Trustees both quarterly and upon request of the Board.

      In addition to serving as the adviser to the Outlook Funds, Funds Management serves as the investment adviser to 133 other registered investment companies, eight of which are similarly structured as Gateway Blended Funds, but none of which have similar investment objectives as the Funds.

      OTHER INFORMATION ABOUT THE ADVISER. Funds Management, a limited liability company organized under the laws of the State of Delaware, is a registered investment adviser. Its primary business is to provide investment advisory and administrative services to registered investment companies. Funds Management is located at 525 Market Street, 12th Floor, San Francisco, California 94105. Funds Management is an indirect, wholly-owned subsidiary of Wells Fargo & Company, which is located at 420 Montgomery Street, San Francisco, California 94105.

      Funds Management currently acts as the administrator and a shareholder servicing agent for each Outlook Fund. The Outlook Funds made payments to Funds Management for providing administrative services for the fiscal year ended February 28, 2006 in the amounts specified in the chart below.

     ----------------------------------------------------------------------
     OUTLOOK FUND                 AMOUNT OF ADMINISTRATIVE FEES
     ----------------------------------------------------------------------
     Outlook Today Fund                           $255,090
     ----------------------------------------------------------------------
     Outlook 2010 Fund                            $498,543
     ----------------------------------------------------------------------
     Outlook 2020 Fund                            $871,689
     ----------------------------------------------------------------------
     Outlook 2030 Fund                            $569,417
     ----------------------------------------------------------------------
     Outlook 2040 Fund                            $710,026
     ----------------------------------------------------------------------

      Wells Fargo Bank, N.A. serves as custodian to the Outlook Funds. Wells Fargo Bank, N.A. is an indirect wholly-owned subsidiary of Wells Fargo & Company and is currently entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Outlook Fund. Wells Fargo Bank, N.A. will not receive this custodial fee for providing custody services to the Outlook Funds so long as the Funds remain Gateway Blended Funds. In the event an Outlook Fund again becomes a stand-alone Fund, the then-current fee for its services as custodian will be resumed and paid to Wells Fargo Bank, N.A. or its successor. (In the event that the Outlook Funds again become stand-alone funds, it is expected that the custody fees will be higher than 0.02% of average daily net assets because the custody fees for two of the Master Portfolios in which the Funds will invest are currently set at 0.07% and 0.04% of average daily net assets due to each Master Portfolio's costs of maintaining and monitoring foreign custody arrangements.)

      Wells Fargo Funds Distributor, LLC ("Funds Distributor") serves as the principal underwriter to the Outlook Funds. Funds Distributor is an indirect wholly-owned subsidiary of Wells Fargo & Company and is currently entitled to receive any distribution fees paid out of the Funds' assets under Rule 12b-1 under the 1940 Act. The Distribution Agreement with the Trust provides that Funds Distributor will render exclusive distribution services to each Fund. The Distribution Agreement further provide that Funds Distributor may enter into selling group agreements with other securities dealers or banks and other depository institutions of its choice for the sale or marketing of the Funds' shares. Additionally, the Distribution Agreement contains provisions to facilitate the financing of the Outlook Funds' Class B shares.

      Other than the payments referenced above, the Outlook Funds did not make any other payments to Funds Management or any entity affiliated with it during the fiscal year ended February 28, 2006. All of the services discussed above will continue to be provided to each Fund after the approval of the reduction in the investment advisory fee that each Outlook Fund pays to Funds Management.

      The names and addresses of the principal executive officers and each director of Funds Management are listed in EXHIBIT C. No Trustee of the Trust serves as an officer or director of Funds Management. Certain officers of the Trust also serve as officers of Funds Management as identified in EXHIBIT C. No other Officer or Trustee of the Trust has any material interest in Funds Management, or in any material transaction in which Funds Management or an affiliate is a party.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

      PROPOSAL 2 - SUB-ADVISORY AGREEMENT

                  TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT AMONG GIA, FUNDS MANAGEMENT, AND THE TRUST ON BEHALF OF THE OUTLOOK FUNDS.

      Currently, BGFA serves as sub-adviser to the Outlook Funds. In accordance with Section 15(a)(3) of the 1940 Act, the current BGFA sub-advisory agreement (the "Current Agreement") is terminable at any time, without payment of any penalty, by the Board or by a majority of the shareholders, upon 60 days' written notice. On March 31, 2006, the Board unanimously approved the termination of the Current Agreement with BGFA, to be effective simultaneously with the implementation of the Structural Conversion to the Outlook Funds, as described in PROPOSAL 1.

      Also at the Board meeting held on March 31, 2006, in connection with the restructuring of the Funds, the Board unanimously approved replacing BGFA with GIA as sub-adviser to the Funds and unanimously approved a New Sub-Advisory Agreement with GIA. However, in order for GIA to serve as investment sub-adviser to these Funds, the shareholders of the Outlook Funds also must approve the New Sub-advisory Agreement.

      TERMS OF THE CURRENT AGREEMENT. The term of the Current Agreement with BGFA commenced on March 1, 2001. The Board, including a majority of the "non-interested" Trustees as defined in the 1940 Act, last approved the Current Agreement on March 31, 2006 to continue through the effectiveness of the termination of the agreement when the Funds complete their Structural Conversion discussed in PROPOSAL 1. The Current Agreement was last approved by shareholders of each Fund on October 19, 2001 as part of a plan to fully integrate the Outlook Funds into the Wells Fargo Funds.

      Subject to the overall supervision and control of Funds Management and subject, in all respects, to the supervision and direction of the Board, BGFA is responsible for investing and reinvesting each Outlook Fund's assets in a manner consistent with its investment objective, policies and restrictions, and applicable federal and state law. BGFA is also responsible for furnishing periodic reports on the investment activity and performance of the Funds, including providing such additional reports and information as Funds Management and the Board and officers shall reasonably request. For providing these services, BGFA is entitled to receive from Funds Management a sub-advisory fee based on each Fund's average daily net asset value, computed and paid monthly, at the following rates:

                 ------------------------------------------------
                 BGFA SUB-ADVISORY FEE
                 ------------------------------------------------
                 First 100 million                 0.25%
                 Next $100 million                 0.20%
                 Over $200 million                 0.15%
                 ------------------------------------------------

      For the Funds' fiscal year ended February 28, 2006, BGFA received an aggregate amount of $2,391,045 in sub-advisory fees for rendering sub-advisory services to the Funds under the Current Agreement. During the same period, no commissions on portfolio transactions were paid to any affiliated brokers.

      INFORMATION REGARDING GLOBAL INDEX ADVISORS, INC. GIA, a corporation organized under the laws of the State of Alabama, is a registered investment adviser with its principal place of business located at 2964 Peachtree Road, Suite 542, Atlanta, Georgia 30305. Through its relationships with Dow Jones Indexes and SSgA, GIA offers an array of collective funds, which are investment vehicles that combine tax exempt assets of various individuals and organizations in order to create well diversified portfolios. Unlike registered investment companies, the collective funds are not regulated by the 1940 Act. The collective funds attempt to replicate the performance of the Dow Jones Target Date Indexes. As of December 31, 2005, GIA managed over $350 million in assets.

      GIA's provision of advisory services dates back to 1966; however, because GIA is a newly registered investment adviser with the SEC, it does not have any prior history of providing investment advisory services to registered investment companies, such as the Outlook Funds.

      The names and addresses of the principal executive officer and each director of GIA are listed in EXHIBIT D. No Trustee of the Trust serves as an officer or director of GIA. No officers of the Trust serve as common officers of GIA and no other officer or Trustee of the Trust has any material interest in GIA, or in any material transaction in which GIA or an affiliate is a party.

      COMPARISON OF CURRENT AGREEMENT TO NEW SUB-ADVISORY AGREEMENT. Shareholders are being asked to consider and approve a New Sub-Advisory Agreement between GIA, Funds Management and the Trust on behalf of the Funds. Under the terms of the New Sub-advisory Agreement, GIA would be responsible, subject to oversight by Funds Management and the Board, for investing and reinvesting each Fund's assets in a manner consistent with its investment objective, policies and restrictions, and applicable federal and state law. For providing these services under the New Sub-advisory Agreement, GIA would be entitled to receive from each Fund a sub-advisory fee of 0.06% based on each Fund's average daily net asset value, computed and paid monthly. Funds Management would be solely responsible for paying this fee out of the advisory fees it receives from the Funds.

      The proposed sub-advisory fees under the New Sub-Advisory Agreement are lower than those currently charged under the Current Agreement. The reduction in the sub-advisory fees contemplates the reduction in services that would be provided by GIA compared to the advisory services currently provided by BGFA. As described in more detail in PROPOSAL 1, BGFA currently invests the assets of each Outlook Fund directly in individual securities, whereas GIA's advisory services would be to assist with allocation determinations by providing direction as to how each Outlook Fund's assets would be allocated amongst various Master Portfolios.

      The table below provides the actual dollar amount that Funds Management paid to BGFA for sub-advisory services out of the advisory fees it received for each Fund during the fiscal year ended February 28, 2006. The table also provides an estimated amount of fees that would have been paid had the sub-advisory fees proposed under the New Sub-Advisory Agreement been in place during the same period.

----------------------------------------------------------------------------------------------------------------------------------
OUTLOOK FUND                 SUB-ADVISORY FEES PAID FROM      ESTIMATED AGGREGATE AMOUNT THAT WOULD HAVE   PERCENTAGE DECREASE
                            ADVISORY FEES FUNDS MANAGEMENT      BEEN PAID IF PROPOSED SUB-ADVISORY WAS
                           RECEIVED FROM EACH OUTLOOK FUND                     APPLIED*
                           FOR FISCAL YEAR ENDED 2/28/2006
----------------------------------------------------------------------------------------------------------------------------------
Outlook Today Fund                      $  224,410                              $ 53,058                           76%
----------------------------------------------------------------------------------------------------------------------------------
Outlook 2010 Fund                       $  456,699                              $122,710                           73%
----------------------------------------------------------------------------------------------------------------------------------
Outlook 2020 Fund                       $  696,963                              $218,937                           69%
----------------------------------------------------------------------------------------------------------------------------------
Outlook 2030 Fund                       $  490,015                              $136,355                           72%
----------------------------------------------------------------------------------------------------------------------------------
Outlook 2040 Fund                       $  522,958                              $148,197                           72%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   $2,391,045                              $679,257                           72%
----------------------------------------------------------------------------------------------------------------------------------

* Note: This does not include estimated amounts expected to be paid by Funds Management to sub-advisers of the Master Portfolios in which the Outlook Funds will invest.

      A comparison of the New Sub-Advisory Agreement to the Current Agreement is included below. A form of the New Sub-Advisory Agreement is attached as EXHIBIT E.

      Similar to the Current Agreement, under the New Sub-advisory Agreement, GIA would be responsible for providing additional services related to the continuous investment program for the Funds, including recordkeeping services, and would be obligated to comply with all the applicable rules and regulations of the SEC. The New Sub-Advisory Agreement also requires GIA to submit certain reports to the Board or Funds Management both quarterly and upon request. In addition, the New Investment Sub-advisory Agreement contains provisions that GIA would need to adhere to should an Outlook Fund decide to invest directly in securities.

      Although not specifically described in the Current Agreement, the New Sub-Advisory Agreement would require GIA to pay its own expenses for services to be provided by it, as well as reasonable out-of-pocket costs incurred by Funds Management or the Trust for amending the Trust's registration statement or supplementing the Funds' prospectuses solely to reflect a change in the personnel of GIA, or to obtain shareholder approval of a New Sub-Advisory Agreement because of a "change in control" (as defined in Section 2(a)(9) of the 1940 Act), or to otherwise comply with federal securities regulations. Except for expenses incurred by GIA, the Funds are responsible for all of the ordinary business expenses incurred in their operations, including, but not limited to: brokerage commissions; taxes, legal, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer agent and shareholder servicing costs; expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale; expenses relating to Board and shareholder meetings; the fees and other expenses incurred by the Funds in connection with membership in investment company organizations; and the cost of preparing, printing and distributing prospectuses, reports, notices and other materials to the Funds' shareholders.

      GIA has entered into a license agreement with Dow Jones that permits GIA to use the Dow Jones name and sub-license use of the names to the Funds. Per the license agreement, GIA pays Dow Jones a fee for this privilege.

      Similar to the requirements imposed on BGFA under the Current Agreement, the New Sub-Advisory Agreement would obligate GIA to comply with investment guidelines, policies and restrictions established by the Board that have been communicated in writing to GIA; all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted by the SEC thereunder; the registration statement of Outlook Funds as it may be amended from time to time; the provisions of the Declaration of Trust of the Trust, as it may be amended and supplemented from time to time; the provisions of the Internal Revenue Code; and any other applicable provisions of state or federal law and any rules and regulations adopted thereunder, to the extent that such laws, rules or regulations impact the provision of services by GIA as described herein. Under the terms of the New Sub-advisory Agreement, GIA is obligated to notify Funds Management promptly if it violates any of the above.

      If approved by shareholders of each Fund, the New Sub-Advisory Agreement would continue in effect for an initial term of two years from the date of shareholder approval. After the initial term, the New Sub-Advisory Agreement is renewable annually for no more than one year by vote of the Board or the shareholders. The New Sub-Advisory Agreement may be terminated at any time without penalty by written notice of the Funds to GIA in the event that the Board or the shareholders vote to terminate the New Sub-advisory Agreement, or by GIA upon 60 days' written notice. Consistent with the federal securities laws, the New Sub-Advisory Agreement also would terminate upon its "assignment" as defined in the 1940 Act.

      If shareholders of the Funds do not approve the New Sub-advisory Agreement, GIA may not serve as the sub-adviser and the Board will consider what further action is appropriate. Shareholders' approval of PROPOSAL 2 is contingent on the approval of PROPOSAL 1.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

      PROPOSAL 3 - MULTI-MANAGER PROPOSAL

                  TO APPROVE A MULTI-MANAGER ARRANGEMENT THAT WOULD ALLOW EACH FUND AND FUNDS MANAGEMENT, SUBJECT TO VARIOUS CONDITIONS, TO:
                  (A) SELECT NEW OR ADDITIONAL INVESTMENT SUB-ADVISERS FOR EACH FUND, (B) ENTER INTO AND MATERIALLY MODIFY EXISTING INVESTMENT SUB-ADVISORY AGREEMENTS AND (C) TERMINATE AND REPLACE INVESTMENT SUB-ADVISERS.

      At the March 31, 2006 Board meeting, the Board unanimously approved for consideration by shareholders of each Fund a proposal to permit each Fund and Funds Management to enter into, and materially amend, sub-advisory agreements without obtaining shareholder approval. Implementation of this Multi-Manager Arrangement is dependent upon Funds Management either receiving exemptive relief from the SEC or the SEC adopting relevant rules regarding multi-manager arrangements.

      Under the Multi-Manager Arrangement, approval by the Board, including a majority of the Independent Trustees, would continue to be required prior to (1) entering into any new sub-advisory agreement with respect to any Fund and (2) amending any existing sub-advisory agreement with respect to any Fund. However, if the shareholders of each Fund approve this Multi-Manager Arrangement and an SEC exemptive order is requested and obtained, no further shareholder vote would be required to approve a sub-advisory agreement entered into by a Fund or any material changes to such sub-advisory agreement, subject to certain conditions. Alternatively, the SEC has proposed a federal securities rule which, if adopted, would reduce or alleviate the need to obtain an exemptive order from the SEC to institute this Multi-Manager Arrangement. The proposed SEC rules, if adopted in their current form, would require that certain conditions be met by the Fund and Funds Management as a means of protecting shareholder expectations and interests, such as a requirement to inform shareholders of the identity of the current sub-adviser(s) managing their Fund and the ability of the Fund to add or replace the sub-adviser(s) without shareholder approval. If adopted, the rule would also require Funds Management to supervise and oversee the Fund's sub-advisers, and ensure that the hiring of a new or different sub-adviser does not increase the fees charged to the Fund.

      POTENTIAL BENEFITS. The Board believes that it is appropriate and in the best interests of each Fund's shareholders to provide Funds Management and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining further shareholder approval. This process should allow each Fund to operate more efficiently. Currently, to hire a new sub-adviser or to materially amend any sub-advisory agreement (as demonstrated by PROPOSAL 2 of this Proxy Statement), the Fund must call and hold a shareholder meeting, create and distribute proxy materials, and solicit proxy voting instructions to the Fund's shareholders. Further, if a sub-adviser is acquired in, for example, a corporate transaction involving the sub-adviser's corporate parent, the Fund currently must seek approval of a new sub-advisory agreement from its shareholders, even where there will be no change in the persons managing a Fund or the investment sub-advisory fee paid to the sub-adviser. This process is time-consuming and costly, and these costs may be borne by the respective Fund with a consequent reduction in investment return. Without the delay inherent in holding a shareholder meeting, Funds Management and the Board would be able to act efficiently and with less expense to hire a new sub-adviser or retain a sub-adviser following an assignment of that adviser's sub-advisory agreement, provided the Board and Funds Management believe that the appointment or retention would be in the best interests of the Fund and its shareholders.

      As investment adviser to the Funds, Funds Management currently oversees and monitors the performance of each Fund's sub-adviser and, upon approval of the Proposal, Funds

Management will continue to provide similar services with respect to the Funds. Funds Management is also responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated with respect to a Fund. A determination as to whether to recommend the termination of an investment sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser's performance record while managing a Fund.

      By investing in a Fund, shareholders, in effect, have hired Funds Management to manage that Fund's assets directly or indirectly through the retention of a sub-adviser who manages the Fund's assets under Funds Management's supervision. Accordingly, the Board believes that shareholders expect that Funds Management and the Board will take responsibility for overseeing all sub-advisers and for recommending the hiring, termination and replacement of all sub-advisers used in the management of the Funds.

      Thus, in light of the contractual arrangements under which Funds Management has been engaged as an investment adviser for the Funds, and Funds Management's experience in monitoring and supervising sub-advisers, the Board believes that it is appropriate to authorize Funds Management to enter into and materially amend, sub-advisory agreements with a sub-adviser with Board approval, but without obtaining shareholder approval.

      The Board will continue to provide oversight of the sub-advisory selection, engagement and termination process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Trustees, are required to annually review and consider for renewal each of these agreements after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, Funds Management and the sub-adviser are required to provide to the Board information on pertinent factors.

      Shareholder approval of this Proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by the Funds to Funds Management (except that such fees will change if shareholders vote to approve PROPOSAL 1). When engaging sub-advisers and entering into and amending sub-advisory agreements, Funds Management has negotiated and will continue to negotiate fees with these sub-advisers. Because these fees are paid by Funds Management, and not directly by each Fund, any fee reduction negotiated by Funds Management will be beneficial to Funds Management, and any increase in sub-advisory fees will be detrimental to Funds Management. The fees paid to Funds Management by the Funds and the fees paid to the sub-advisers by Funds Management are considered by the Board in approving and renewing the advisory and sub-advisory agreements. Any increase in the fees paid by a Fund to Funds Management would continue to require shareholder approval. Furthermore, currently, most material changes in sub-advisory agreements require shareholder approval, which is expensive and time-consuming. The Board believes that this Proposal is in the best interest of the Funds' shareholders because it will reduce proxy costs and will allow Funds Management to more effectively oversee the Funds' sub-advisers. In any event, if shareholders approve this Proposal, Funds Management, pursuant to each Fund's advisory agreement and other agreements, will continue to provide the same level of management and administrative services to the Funds as it is currently providing (except that the investment advisory services Funds Management provides to the Funds will change if shareholders vote to approve PROPOSAL 1).

      TERMS OF EXEMPTIVE ORDER. Funds Management and the Funds have determined that they may file in the future an application with the SEC requesting an order that would provide relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act. These provisions of the 1940 Act require that shareholders approve advisory agreements, including the sub-advisory agreements on behalf of a Fund, and to approve any material amendment to such agreements. Although there can be no assurance, the Funds and Funds Management expect that the SEC would grant the exemptive relief if requested. If shareholders approve this proposal, and the appropriate exemptive relief were obtained, Funds Management and the Funds would be authorized to evaluate, select and retain new sub-advisers for the Funds or materially amend an existing sub-advisory agreement with a sub-adviser without obtaining further approval of the affected Fund's shareholders, provided that
(1) the sub-adviser is not an "affiliated person" of Funds Management or the applicable Fund, other than by reason of serving as a sub-adviser to the Fund, and (2) that the Board has approved the new or amended sub-advisory agreement.

      Under the terms of a proposed SEC order, if requested, or if the SEC finalizes a 2003 proposed federal securities rule, the Funds and Funds Management would continue to be subject to several conditions imposed by the SEC. For instance, as requested in this Proposal, shareholder approval is required before Funds Management and the Funds may implement the Multi-Manager Arrangement permitting them to enter into and materially amend sub-investment advisory agreements. Furthermore, within 90 days of a change to a Fund's sub-advisory agreement, the affected Fund must provide shareholders with an information statement meeting the requirements of Regulation 14C under the Securities Exchange Act of 1934, as amended, that contains information about the sub-adviser, the sub-advisory agreement, and the sub-advisory fee. Another condition of the exemptive relief or a finalized federal securities rule would require that a majority of the Board consist of Independent Trustees and that the nomination of new or additional Independent Trustees to the Board be at the discretion of the then-existing Independent Trustees.

      TERMS OF PROPOSED RULES. The SEC proposed a rule in October 2003 that, if adopted in its current form, would permit a registered investment adviser to serve as a sub-adviser to a mutual fund without approval by the shareholders of the fund under certain conditions. The rule was designed to reduce burdens on mutual funds by eliminating the need to obtain from the SEC an exemptive order that would facilitate a multi-manager arrangement. If the proposed SEC rule is adopted, the Funds and Funds Management could implement a Multi-Manager Arrangement without seeking an SEC exemptive order. They would be subject to the following conditions: (1) continued approval by the Fund's Board and shareholders of the Investment Advisory Agreement with Funds Management as the "principal" investment adviser; (2) Board approval of the terms of each sub-advisory contract; (3) no direct or indirect increase to the management fees charged to the Fund or its shareholders as a result of the new or modified sub-advisory contract; (4) a prohibition on the use of sub-advisers who are affiliated persons of Funds Management; (5) a prohibition on the ownership, whether direct or indirect, of a material interest in the sub-adviser (other than through a pooled investment vehicle that is not controlled by such person or entity) by any director or officer of the Fund and Funds Management or any director or officer of Funds Management with which the sub-adviser has contracted; (6) a requirement to inform shareholders of the identity of the current sub-adviser(s) managing their Fund and the ability of the Fund to add or replace the sub-adviser(s) without shareholder approval; (7) supervision and oversight by Funds Management of the Fund's sub-advisers; and (8) that the hiring of a new or different sub-adviser not increase the fees charged to the Fund. In addition, any multi-managed Fund relying on the proposed SEC rules, if adopted, would be required to have a Board whose independent trustees (i) constitute a majority of the trustees, (ii) are selected and nominated by independent trustees, and (iii) if represented by legal counsel, are represented by "independent legal counsel."

      If approved, this proposal will remain dormant and not be implemented until shareholders are further notified.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

BOARD CONSIDERATIONS IN RECOMMENDING APPROVAL OF THE PROPOSALS

      THE ADVISORY PROPOSALS

      Section 15(c) of the 1940 Act contemplates that the Board of the Trust, including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), approve the terms of investment advisory and sub-advisory agreement and will annually review and consider the continuation and/or approval of the investment advisory and sub-advisory agreements. The 1940 Act requires Independent Trustees to cast their vote in person at a meeting called for the purpose of approving advisory arrangements. In this regard, at its March 31, 2006 Board meeting, the
Board: (i) reviewed and re-approved an investment advisory agreement with Funds Management for the Outlook Funds; (ii) reviewed and re-approved the Current Agreement with BGFA, to continue until its termination, which is to be effective simultaneously with the implementation of the Structural Conversion of the Outlook Funds, and (iii) reviewed and approved the New Sub-Advisory Agreement with GIA for the Funds. As noted earlier in this proxy, GIA is expected to replace BGFA as investment sub-adviser to the Outlook Funds upon the conversion of the Funds to Gateway Blended Funds. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with GIA are collectively referred to as the "Advisory Agreements."

      More specifically, at the Board meeting held on March 31, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and GIA and the approval of the Advisory Agreements. After considering the factors below, the Board believed that it was in the best interest of shareholders to replace the Current Agreement with BGFA with the New Sub-Advisory Agreement with GIA to allow GIA to implement the Funds' new strategies of replicating the Dow Jones Target Date Indices.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board received and considered various data and information regarding the nature, extent and quality of services provided and to be provided to the Funds by Funds Management and that would be provided by GIA under the Advisory Agreements. Responses of Funds Management to a detailed set of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees were provided to the Board. The Board reviewed and considered the data and information, which included, among other things, information about the background and experience of the senior management and the expertise of the investment personnel of Funds Management and GIA.

      The Board considered the ability of Funds Management and GIA, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Board considered information regarding Funds Management's compensation for its personnel involved in the management of the Funds. In addition, the Board considered the effects of GIA's recent registration with the SEC as an investment adviser in evaluating their lack of experience in managing registered investment companies. The Board also considered GIA's experience with managing "life cycle" type products, understanding that GIA created the first target retirement investment indexes--the Dow Jones Target Date Indexes--which the Funds will seek to replicate.

      The Board further considered the compliance program and compliance records of Funds Management and the compliance program of GIA. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management, including with respect to Funds Management's oversight of service providers, such as the investment sub-adviser.

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and the investment advisory services expected to be provided to the Funds by GIA.

      FUND PERFORMANCE AND EXPENSES. The Board considered the performance results for each of the Funds over various time periods. The Board also considered these results in comparison to the median performance results of the group of funds that was determined to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds (the "Universe"), as well as to each Fund's benchmark index. Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for each Fund. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe. The Board noted that the performance of each Fund was better than, or not appreciably below, the median performance of its Peer Group for most time periods.

      With respect to GIA, the Board considered the performance of the Dow Jones Target Date Indexes and compared those to the performance of the Funds. Although the Dow Jones Target Date Indexes were only created a year ago, the Board reviewed the hypothetical performance numbers provided by GIA in back testing the Dow Jones Target Date Indexes and also considered the performance of the Dow Jones Relative Risk Portfolio Indexes, which GIA helped form in 1995. The Board recognized the inherent limitations of the hypothetical backtested data and the other information presented.

      The Board received and considered information regarding each Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that the net operating expense ratios of the Funds were equal to, or not appreciably higher than, the Funds' Peer Group's median net operating expense ratios. The Board also considered the fact that with the new Fund structure, the net fund expenses for all shareholders would be even lower than they currently are.

      Management also discussed the Lipper data and rankings, and other relevant information, for the Funds. Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the approval of the investment advisory agreement and approval of the New Sub-Advisory Agreement for the Funds.

      COSTS OF THE STRUCTURAL CONVERSION AND TAX CONSEQUENCES. The Board considered the costs and tax consequences of the Structural Conversion. The Board considered that although the pooling of the Outlook Funds' assets in the Master Portfolios should result in reduced expenses of the Funds and better index tracking because of the economies of scale, the Funds would experience significant transaction costs associated with repositioning their portfolio holdings to align with those of the indexes they are attempting to replicate.

      The Board also considered that there could be significant tax consequences in connection with the Structural Conversion. The Board took into account that as a result of the anticipated high portfolio turnover to align the Funds' portfolio with those of the Dow Jones Target Date Indexes, each Outlook Fund will recognize its share of the net gain from securities transactions and will distribute such gain to its shareholders as a taxable distribution for U.S. federal income tax purposes. The Board considered the current estimated effect of the tax consequences, recognizing that the amount could vary depending on market conditions at the time of the actual portfolio alignments. The Board noted that many of the shareholders of the Outlook Funds own shares of the Funds through various qualified plan investment vehicles (I.E., IRAs and 401(k) plans) which may not experience a tax impact.

      INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES. The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and in the proposed Gateway Blended Fund structure on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administrative services covered by the administration fee rates. The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by Funds Management to GIA for investment sub-advisory services. In addition, the Board reviewed and considered the proposed reduced fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Board considered the fact that the New Sub-Advisory Agreement fees payable by Funds Management to GIA are lower than the current rates payable by Funds Management to BGFA. The Board noted that the material difference in BGFA's and GIA's rates was due to the fact that GIA will be providing the Funds' asset allocation advisory services, as compared to BGFA that provided "active" advisory services by selecting individual securities for the Funds' portfolios.

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, or not appreciably higher than, the median rates of each Fund's respective Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's Peer Group, and reasonable in relation to the services provided.

      The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

      PROFITABILITY. The Board received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds and Funds Management and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable. The Board did not consider profitability information with respect to GIA, which is not affiliated with Funds Management. The Board considered that the sub-advisory fees expected to be paid to GIA had been negotiated by Funds Management on an arms length basis and that GIA's separate profitability from its relationship with the Funds was not a material factor in determining whether to approve the agreement. The Board also considered the fact that in connection with the new Fund structure, Funds Management would be responsible for paying sub-advisory fees to the sub-adviser(s) of the Master Portfolios. The Board noted that the Advisory Fee Rates were going down and expense waivers were increasing.

      ECONOMIES OF SCALE. The Board received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale particularly in light of the Funds' new structure. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, including most particularly through the investment advisory agreement and the New Sub-Advisory Agreement and through the pooling of Fund assets in the Master Portfolios.

      INFORMATION ABOUT SERVICES TO OTHER CLIENTS. The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Funds Management to other similarly situated series within the Trust, and those offered by GIA to other clients, including unregistered collective funds. The Board concluded that the investment advisory agreement fee rates, the New Sub-Advisory Agreement fee rates and the net advisory fee rates were within a reasonable range of the fee rates offered to others by Funds Management and GIA, giving effect to differences in services covered by such fee rates.

      OTHER BENEFITS TO FUNDS MANAGEMENT AND GIA. The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and GIA as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and GIA with the Funds and benefits potentially derived from an increase in the business of Funds Management and GIA as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or GIA and its affiliates).

      The Board also considered the effectiveness of policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, potential benefits that may be realized by using an affiliated broker, and the controls applicable to brokerage allocation procedures.

      OTHER FACTORS AND BROADER REVIEW. The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution. Also potentially benefiting the Funds is that the new structure, which allows the Funds to pool their assets, providing greater economies of scale and broader diversification for the Funds' assets.

      As discussed above, the Board has annually reviewed detailed materials received from Funds Management as part of the re-approval process under Section 15(c) of the 1940 Act, and for the first time reviewed detailed materials from GIA for this purpose. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews reports of Funds Management at least quarterly, which include, among other things, a detailed portfolio review, and detailed fund performance reports. Similarly, the Board will review reports from GIA on a quarterly basis. In addition, the Board meets with the portfolio managers of the Funds at various times throughout the year.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the investment advisory agreement and approval of the New Sub-Advisory Agreement for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

      MULTI-MANAGER PROPOSAL

      At the Board meeting held March 31, 2006, the Board considered the fact that Funds Management predominantly manages mutual funds through the services of sub-advisers. Accordingly, Funds Management has the responsibility of selecting and terminating sub-advisers when necessary. Currently, most material changes sub-advisory agreements require shareholder approval, which can be expensive and time-consuming. The Board believes that this Proposal is in the best interests of the Funds' shareholders because it will reduce proxy voting costs and allow Funds Management to more effectively oversee the Funds' sub-advisers. The Board considered that approval of the Multi-Manager Proposal would give Funds Management additional flexibility to hire and fire sub-advisers under certain circumstances, with Board approval. The Board also considered that shareholders had to be notified before this Proposal could be implemented.

                              INFORMATION ON VOTING

      This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote to approve proposed advisory arrangements for the Outlook Funds in connection with the structural changes to the Outlook Funds and to approve a Multi-Manager Arrangement at a special meeting of shareholders. The Meeting will be held on Monday, June 12, 2006, at 10:00 a.m. (Pacific Time) in the Yosemite Conference Room at 525 Market Street, 12th Floor, San Francisco, California 94105.

      You may vote in one of four ways.

      o Complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States).

      o Vote on the Internet at WWW.PROXYWEB.COM and follow the instructions provided.

      o Call the toll-free number printed on your proxy ballot and follow the instructions provided.

      o  You also may vote in person by attending the Meeting.

      PLEASE NOTE THAT TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE "CONTROL NUMBER" THAT IS PRINTED ON YOUR PROXY CARD.

      You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the appropriate Fund. You also may give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the Proposals.

      Only shareholders of record on March 31, 2006 are entitled to receive notice of, and to vote at, the Meeting. Each whole and fractional share of a Fund held as of March 31, 2006 is entitled to a whole or fractional vote. The presence in person or by proxy of one-third of the outstanding shares of each Fund is required to constitute a quorum. Approval of each of the Proposals requires approval by the lesser of (1) 67% or more of the voting shares of each Fund present at the Meeting, provided that holders of more than 50% of such Fund's outstanding shares are present or represented by proxy, or (2) more than 50% of the Fund's outstanding voting securities.

      The election inspectors will count your vote at the Meeting if cast in person or by proxy. The election inspectors will count:

      o votes cast FOR approval of a Proposal to determine whether sufficient affirmative votes have been cast;

      o ballots that are returned without a direction the same as votes cast FOR the Proposal; and

      o  abstentions and broker non-votes of shares (in addition to votes cast
         FOR) to determine whether a quorum is present at the Meeting. Abstentions and broker non- o votes are not counted to determine whether a Proposal has been approved.

      Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

      The Board knows of no matters other than the Proposals described in this Proxy Statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board's intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. In the event that a quorum is not present for the Meeting, or in the event that a quorum is present but sufficient votes to approve any proposed item are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of the shares that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the Proposal against any adjournment(s).

      In addition to the solicitation of proxies by mail or expedited delivery service, certain officers and employees of Funds Management or an affiliate of the WELLS FARGO ADVANTAGE FUNDS, who will not be paid for their services, or a solicitor, may solicit proxies by telephone, facsimile, verbal, Internet, or e-mail communication. Funds Management has engaged the proxy solicitation firm of D.F. King, Inc. who will be paid approximately $18,610 plus out-of-pocket expenses, for their services. Additionally, an affiliate of Funds Management intends to hire an independent fiduciary to vote shares of the Funds that such affiliate would otherwise be entitled to vote in its capacity as trustee or fiduciary. The independent fiduciary may also vote shares that other fiduciaries entitled to vote such shares fail to vote for the benefit of participants and beneficiaries of retirement plans for which such affiliate acts as trustee. The Funds will not pay any of the costs associated with the preparation of this Proxy Statement or the solicitation of proxies.

OUTSTANDING SHARES

      As of March 31, 2006, each class of the Outlook Funds had the following number of shares outstanding:

-----------------------------------------------------------------------------------
     NAME OF FUND/CLASS           TOTAL NUMBER OF                     NUMBER OF
                                 SHARES OUTSTANDING              SHARES OUTSTANDING
                                                                      PER CLASS
-----------------------------------------------------------------------------------
OUTLOOK TODAY FUND                  8,483,190.92
Class A                                                              3,745,477.76
Class B                                                              1,387,842.90
Class C                                                              1,009,146.87
Administrator Class                                                  1,448,822.59
Institutional Class                                                    891,900.80
-----------------------------------------------------------------------------------
OUTLOOK 2010 FUND                  16,163,204.15
Class A                                                              5,746,060.35
Class B                                                              1,493,336.19
Class C                                                                355,057.50
Administrator Class                                                  6,724,715.39
Institutional Class                                                  1,844,034.72
-----------------------------------------------------------------------------------

OUTLOOK 2020 FUND                  26,581,658.33
Class A                                                             10,872,956.88
Class B                                                              1,330,652.74
Class C                                                                265,060.78
Administrator Class                                                 10,736,204.37
Institutional Class                                                  3,376,783.57
----------------------------------------------------------------------------------
OUTLOOK 2030 FUND                  15,691,305.93
Class A                                                              7,337,172.11
Class B                                                                846,001.46
Class C                                                                202,115.13
Administrator Class                                                  5,586,926.46
Institutional Class                                                  1,719,090.77
----------------------------------------------------------------------------------
OUTLOOK 2040 FUND                  15,635,255.56
Class A                                                              9,684,330.26
Class B                                                              1,207,730.89
Class C                                                                208,344.00
Administrator Class                                                  3,644,309.72
Institutional Class                                                    890,540.69
----------------------------------------------------------------------------------

PRINCIPAL SHAREHOLDERS

      The federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of the Funds or class of the Funds. To the knowledge of WELLS FARGO ADVANTAGE FUNDS, the following persons are the only persons who owned of record or beneficially 5% or more of the outstanding shares of any Class of the Funds as of March 31, 2006.

---------------------------------------------------------------------------------------------------
FUND                       NAME AND ADDRESS                              TYPE OF         PERCENTAGE
                                                                         OWNERSHIP       OF CLASS
---------------------------------------------------------------------------------------------------
OUTLOOK TODAY FUND
Class A                    FIRST UNION NATIONAL BANK FOR                 Record          9.32 %
                           VARIOUS RETIREMENT PLANS
                           1525 WEST WT HARRIS BLVD CMG-1151
                           CHARLOTTE NC  28262-8522

                           WELLS FARGO BANK WEST NA                      Record          6.96 %
                           VARIOUS FASCORP RECORDKEPT PLANS
                           8515 E ORCHARD RD # 2T2
                           GREENWOOD VLG CO  80111-5002

Class B                    AMERICAN ENTERPRISE INVESTMENT                Record          10.51 %
                           SERVICES FBO
                           PO BOX 9446
                           MINNEAPOLIS MN  55440-9446

Class C                    AMERICAN ENTERPRISE INVESTMENT                Record          11.84 %
                           SERVICES FBO
                           PO BOX 9446
                           MINNEAPOLIS MN  55440-9446

Administrator Class        WELLS FARGO BANK NA, FBO                      Record          90.75 %
                           WF LIFEPATH OPP FD R/R

                           ATTN:  MUTUAL FUND OPS
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

                           EMJAY CORP AS AGENT FOR                       Record          5.91 %
                           FIRST HAWAIIAN BANK
                           C/O FASCORP 8515 E ORCHARD RD 2T2
                           GREENWOOD VILLAGE CO  80111

Institutional Class        WELLS FARGO BANK NA FBO                       Record          41.37 %
                           RETIREMENT PLAN SVCS
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

                           WELLS FARGO BANK NA FBO                       Record          22.14 %
                           NMC 401K SAVINGS PLAN
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

                           WELLS FARGO BANK NA FBO                       Record          18.81 %
                           OTTER TAIL CORP PLAN
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

                           WELLS FARGO BANK NA FBO                       Record          12.87 %
                           THE AMERICAN GOLF 401K PS PLAN
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

OUTLOOK 2010 FUND
Class A                    WACHOVIA BANK FBO                             Record          8.91 %
                           VARIOUS RETIREMENT PLANS
                           1525 WEST WT HARRIS BLVD
                           CHARLOTTE NC  28288-0001

                           WELLS FARGO BANK WEST NA                      Record          5.22 %
                           VARIOUS FASCORP RECORDKEPT PLANS
                           8515 E ORCHARD RD # 2T2
                           GREENWOOD VLG CO  80111-5002

                           CHARLES SCHWAB & CO INC                       Record          5.11 %
                           SPECIAL CUSTODY ACCOUNT
                           EXCLUSIVELY FBO THE CUSTOMERS
                           101 MONTGOMERY ST
                           SAN FRANCISCO CA  94104-4122

Class B                    AMERICAN ENTERPRISE INVESTMENT                Record          14.84 %
                           SERVICES FBO
                           PO BOX 9446
                           MINNEAPOLIS MN  55440-9446

Class C                    AMERICAN ENTERPRISE INVESTMENT                Record          28.78 %
                           SERVICES FBO

                           PO BOX 9446
                           MINNEAPOLIS MN  55440-9446

Administrator Class        WELLS FARGO BANK NA, FBO                      Record          92.00 %
                           WF LIFEPATH 2010 R/R
                           ATTN:  MUTUAL FUND OPS
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

Institutional Class        WELLS FARGO BANK NA FBO                       Record          58.79 %
                           RETIREMENT PLAN SVCS
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

                           WELLS FARGO BANK NA FBO                       Record          19.06 %
                           NMC 401K SAVINGS PLAN
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

                           WELLS FARGO BANK NA FBO                       Record          12.16 %
                           OTTER TAIL CORP PLAN
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

OUTLOOK 2020 FUND
Class A                    WELLS FARGO BANK WEST NA                      Record          14.74 %
                           VARIOUS FASCORP RECORDKEPT PLANS
                           8515 E ORCHARD RD # 2T2
                           GREENWOOD VLG CO  80111-5002

                           WACHOVIA BANK FBO                             Record          8.59 %
                           VARIOUS RETIREMENT PLANS
                           1525 WEST WT HARRIS BLVD
                           CHARLOTTE NC  28288-0001

                           CHARLES SCHWAB & CO INC                       Record          5.56 %
                           SPECIAL CUSTODY ACCOUNT
                           EXCLUSIVELY FBO THE CUSTOMERS
                           101 MONTGOMERY ST
                           SAN FRANCISCO CA  94104-4122

Class B                    AMERICAN ENTERPRISE INVESTMENT                Record          6.14 %
                           SERVICES FBO
                           PO BOX 9446
                           MINNEAPOLIS MN  55440-9446

Class C                    AMERICAN ENTERPRISE INVESTMENT                Record          12.59 %
                           SERVICES FBO
                           PO BOX 9446
                           MINNEAPOLIS MN  55440-9446

                           WELLS FARGO INVESTMENTS LLC                   Record          8.88 %
                           608 SECOND AVENUE SOUTH 8TH FL

                           MINNEAPOLIS MN  55402-1927

Administrator Class        WELLS FARGO BANK NA, FBO                      Record          95.26 %
                           WELLS FARGO LIFEPATH 2020 FD CL I
                           ATTN: MUTUAL FUND OPS
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

Institutional Class        WELLS FARGO BANK NA FBO                       Record          59.65 %
                           RETIREMENT PLAN SVCS
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

                           WELLS FARGO BANK NA FBO                       Record          25.04 %
                           NMC 401K SAVINGS PLAN
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

                           WELLS FARGO BANK NA FBO                       Record          8.59 %
                           OTTER TAIL CORP PLAN
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

OUTLOOK 2030 FUND
Class A                    WACHOVIA BANK FBO                             Record          7.35 %
                           VARIOUS RETIREMENT PLANS
                           1525 WEST WT HARRIS BLVD
                           CHARLOTTE NC  28288-0001

                           CHARLES SCHWAB & CO INC SPECIAL CUS           Record          6.82 %
                           A/C FOR BENEFIT OF CUSTOMERS
                           ATTN MUTUAL FUNDS
                           101 MONTGOMERY ST
                           SAN FRANCISCO CA  94104-4122

                           WELLS FARGO BANK WEST NA                      Record          5.12 %
                           VARIOUS FASCORP RECORDKEPT PLANS
                           8515 E ORCHARD RD # 2T2
                           GREENWOOD VLG CO  80111-5002

Class B                    AMERICAN ENTERPRISE INVESTMENT                Record          7.97 %
                           SERVICES FBO
                           PO BOX 9446
                           MINNEAPOLIS MN  55440-9446

Class C                    WELLS FARGO INVESTMENTS LLC                   Record          12.84 %
                           608 SECOND AVENUE SOUTH 8TH FL
                           MINNEAPOLIS MN  55402-1927

                           AMERICAN ENTERPRISE INVESTMENT                Record          12.57 %
                           SERVICES FBO
                           PO BOX 9446
                           MINNEAPOLIS MN  55440-9446

                           WELLS FARGO INVESTMENTS LLC                   Record          11.54 %
                           608 SECOND AVENUE SOUTH 8TH FL
                           MINNEAPOLIS MN  55402-1927

                           WELLS FARGO INVESTMENTS LLC                   Record          5.72 %
                           608 SECOND AVENUE SOUTH 8TH FL
                           MINNEAPOLIS MN  55402-1927

Administrator Class        WELLS FARGO BANK NA, FBO                      Record          94.05 %
                           WF LIFEPATH 2030 R/R
                           ATTN: MUTUAL FUND OPS
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

Institutional Class        WELLS FARGO BANK NA FBO                       Record          51.91 %
                           RETIREMENT PLAN SVCS
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

                           WELLS FARGO BANK NA FBO                       Record          19.53 %
                           OTTER TAIL CORP PLAN
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

                           WELLS FARGO BANK NA FBO                       Record          16.89 %
                           NMC 401K SAVINGS PLAN
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

                           WELLS FARGO BANK NA FBO                       Record          6.79 %
                           THE AMERICAN GOLF 401K PS PLAN
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

OUTLOOK 2040 FUND
Class A                    NONE                                          N/A             N/A

Class B                    NONE                                          N/A             N/A

Class C                    WELLS FARGO INVESTMENTS LLC                   Record          11.30 %
                           608 SECOND AVENUE SOUTH 8TH FL
                           MINNEAPOLIS MN  55402-1927

                           AMERICAN ENTERPRISE INVESTMENT                Record          6.93 %
                           SERVICES FBO
                           PO BOX 9446
                           MINNEAPOLIS MN  55440-9446

                           WELLS FARGO INVESTMENTS LLC                   Record          5.42 %
                           608 SECOND AVENUE SOUTH 8TH FL
                           MINNEAPOLIS MN  55402-1927

Administrator Class        WELLS FARGO BANK NA, FBO                      Record          92.27 %
                           WF LIFEPATH 2040 R/R
                           ATTN: MUTUAL FUND OPS
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

Institutional Class        WELLS FARGO BANK NA FBO                       Record          47.52 %
                           RETIREMENT PLAN SVCS
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

                           WELLS FARGO BANK NA FBO                       Record          25.22 %
                           OTTER TAIL CORP PLAN
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

                           WELLS FARGO BANK NA FBO                       Record          15.39 %
                           NMC 401K SAVINGS PLAN
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

                           WELLS FARGO BANK NA FBO                       Record          7.41 %
                           THE AMERICAN GOLF 401K PS PLAN
                           PO BOX 1533
                           MINNEAPOLIS MN  55480-1533

      For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class or a Fund, or is identified as the holder of record of more than 25% of a class or Fund and has voting and/or investment power, it may be presumed to control such class or Fund.

      As of March 31, 2006, the Officers and Trustees of the Trust, as a group, owned less than 1% of the shares of each Fund.

OTHER INFORMATION ABOUT THE FUND

      Funds Management serves as the Funds' investment adviser and administrator, and is located at 525 Market Street, San Francisco, California 94105. Wells Fargo Funds Distributor, LLC serves as the Funds' principal underwriter, and is located at 525 Market Street, San Francisco, California 94105.

ANNUAL MEETINGS AND SHAREHOLDER MEETINGS

      The Trust does not presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act. Any shareholder Proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the Trust does not hold regular shareholder meetings no anticipated date of the next meeting can be provided.


SHAREHOLDERS SHARING AN ADDRESS

      To help keep expenses low, the Trust is permitted to mail only one copy of this Proxy Statement to a household even if more than one person in a household is a Fund shareholder of record, unless the Trust has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement and you are a holder of record of your shares, please call 1-800-222-8222.

                             EXHIBIT A - FEE TABLES

      Below is a comparative fee table that details the current and proposed expenses for each Outlook Fund, both before and after waivers and reimbursements. These tables describe the fees and expenses that you pay if you buy and hold shares of the applicable Outlook Fund, and the proposed fees and expenses that you would pay if Proposal 1 is approved for each newly named Outlook Fund. The PRO FORMA expenses for each Fund (newly named the Dow Jones Target [Date] Fund) include expenses allocated from the Master Portfolios in which the Dow Jones Target Fund is expected to invest. The Master Portfolios' expenses are based on the percentage of assets the Dow Jones Target Fund would have had invested in each of the various Master Portfolios on February 28, 2006. These percentage allocations may change. The examples are intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds.

SHAREHOLDER FEES (fees paid directly from your investment)

------------------------------------------------------------------------------------------------------------------------
               ALL OUTLOOK FUNDS AND                    CLASS A    CLASS B    CLASS C  ADMINISTRATOR    INSTITUTIONAL
         PRO FORMA DOW JONES TARGET FUNDS                                                  CLASS            CLASS
------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases         5.75%       None      None        None              None
(as a percentage of offering price)
------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
percentage of the Net Asset Value ("NAV") at             None(1)     5.00%     1.00%       None              None
purchase)
------------------------------------------------------------------------------------------------------------------------

(1) Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. All other Class A shares will not have a contingent deferred sales charge.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       NET ANNUAL
                                                                                                                       OPERATING
                                                             12b-1                                                  EXPENSES (AFTER
         FUND/CLASS                          MANAGEMENT  DISTRIBUTION     OTHER     TOTAL ANNUAL    CONTRACTUAL       CONTRACTUAL
                                               FEES(3)   AND SERVICE   EXPENSES(4)    OPERATING    WAIVERS AND/OR   WAIVERS AND/OR
                                                             FEES                      EXPENSES     ABSORPTIONS(5)    ABSORPTIONS)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK TODAY FUND                              0.65%        0.00%         0.73%         1.38%          0.13%            1.25%
PRO FORMA - DOW JONES TARGET TODAY FUND(2)      0.44%        0.00%         0.82%         1.26%          0.11%            1.15%

------------------------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK TODAY FUND                              0.65%        0.75%         0.72%         2.12%          0.12%            2.00%
PRO FORMA - DOW JONES TARGET TODAY FUND(2)      0.44%        0.75%         0.82%         2.01%          0.11%            1.90%

------------------------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK TODAY FUND                              0.65%        0.75%         0.72%         2.12%          0.12%            2.00%
PRO FORMA - DOW JONES TARGET TODAY FUND(2)      0.44%        0.75%         0.82%         2.01%          0.11%            1.90%

------------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK TODAY FUND                              0.65%        0.00%         0.52%         1.17%          0.22%            0.95%
PRO FORMA - DOW JONES TARGET TODAY FUND(2)      0.44%        0.00%         0.64%         1.08%          0.23%            0.85%

------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK TODAY FUND                              0.65%        0.00%         0.28%         0.93%          0.18%            0.75%
PRO FORMA - DOW JONES TARGET TODAY FUND(2)      0.44%        0.00%         0.37%         0.81%          0.19%            0.62%

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       NET ANNUAL
                                                                                                                       OPERATING
                                                             12b-1                                                  EXPENSES (AFTER
         FUND/CLASS                          MANAGEMENT  DISTRIBUTION     OTHER     TOTAL ANNUAL    CONTRACTUAL       CONTRACTUAL
                                               FEES(3)   AND SERVICE   EXPENSES(4)    OPERATING    WAIVERS AND/OR   WAIVERS AND/OR
                                                             FEES                      EXPENSES     ABSORPTIONS(5)    ABSORPTIONS)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK 2010 FUND                               0.65%        0.00%         0.68%         1.33%          0.08%            1.25%
PRO FORMA - DOW JONES TARGET 2010 FUND(2)       0.45%        0.00%         0.74%         1.19%          0.01%            1.18%

------------------------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK 2010 FUND                               0.65%        0.75%         0.68%         2.08%          0.08%            2.00%
PRO FORMA - DOW JONES TARGET 2010 FUND(2)       0.45%        0.75%         0.74%         1.94%          0.01%            1.93%

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK 2010 FUND                               0.65%         0.75%          0.68%         2.08%           0.08%            2.00%
PRO FORMA - DOW JONES TARGET 2010 FUND(2)       0.45%         0.75%          0.74%         1.94%           0.01%            1.93%

------------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK 2010 FUND                               0.65%         0.00%          0.48%         1.13%           0.18%            0.95%
PRO FORMA - DOW JONES TARGET 2010 FUND(2)       0.45%         0.00%          0.56%         1.01%           0.13%            0.88%

------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK 2010 FUND                               0.65%         0.00%          0.23%         0.88%           0.13%            0.75%
------------------------------------------------------------------------------------------------------------------------------------
PRO FORMA - DOW JONES TARGET 2010 FUND(2)       0.45%         0.00%          0.29%         0.74%           0.09%            0.65%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       NET ANNUAL
                                                                                                                       OPERATING
                                                             12b-1                                                  EXPENSES (AFTER
         FUND/CLASS                          MANAGEMENT  DISTRIBUTION     OTHER     TOTAL ANNUAL    CONTRACTUAL       CONTRACTUAL
                                               FEES(3)   AND SERVICE   EXPENSES(4)    OPERATING    WAIVERS AND/OR   WAIVERS AND/OR
                                                             FEES                      EXPENSES     ABSORPTIONS(5)    ABSORPTIONS)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK 2020 FUND                               0.65%        0.00%         0.67%         1.32%          0.07%            1.25%
PRO FORMA - DOW JONES TARGET 2020 FUND(2)       0.55%        0.00%         0.72%         1.27%          0.07%            1.20%

------------------------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK 2020 FUND                               0.65%        0.75%         0.66%         2.06%          0.06%            2.00%
PRO FORMA - DOW JONES TARGET 2020 FUND(2)       0.55%        0.75%         0.72%         2.02%          0.07%            1.95%

------------------------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK 2020 FUND                               0.65%        0.75%         0.67%         2.07%          0.07%            2.00%
PRO FORMA - DOW JONES TARGET 2020 FUND(2)       0.55%        0.75%         0.72%         2.02%          0.07%            1.95%

------------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK 2020 FUND                               0.65%        0.00%         0.46%         1.11%          0.16%            0.95%
PRO FORMA - DOW JONES TARGET 2020 FUND(2)       0.55%        0.00%         0.54%         1.09%          0.19%            0.90%

------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK 2020 FUND                               0.65%        0.00%         0.22%         0.87%          0.12%            0.75%
------------------------------------------------------------------------------------------------------------------------------------
PRO FORMA - DOW JONES TARGET 2020 FUND(2)       0.55%        0.00%         0.27%         0.82%          0.15%            0.67%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       NET ANNUAL
                                                                                                                       OPERATING
                                                             12b-1                                                  EXPENSES (AFTER
         FUND/CLASS                          MANAGEMENT  DISTRIBUTION     OTHER     TOTAL ANNUAL    CONTRACTUAL       CONTRACTUAL
                                               FEES(3)   AND SERVICE   EXPENSES(4)    OPERATING    WAIVERS AND/OR   WAIVERS AND/OR
                                                             FEES                      EXPENSES     ABSORPTIONS(5)    ABSORPTIONS)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK 2030 FUND                               0.65%        0.00%         0.69%         1.34%          0.09%            1.25%
PRO FORMA - DOW JONES TARGET 2030 FUND(2)       0.58%        0.00%         0.75%         1.33%          0.12%            1.21%

------------------------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK 2030 FUND                               0.65%        0.75%         0.69%         2.09%          0.09%            2.00%
PRO FORMA - DOW JONES TARGET 2030 FUND(2)       0.58%        0.75%         0.75%         2.08%          0.12%            1.96%

------------------------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK 2030 FUND                               0.65%        0.75%         0.70%         2.10%          0.10%            2.00%
PRO FORMA - DOW JONES TARGET 2030 FUND(2)       0.58%        0.75%         0.75%         2.08%          0.12%            1.96%

------------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK 2030 FUND                               0.65%        0.00%         0.48%         1.13%          0.18%            0.95%
PRO FORMA - DOW JONES TARGET 2030 FUND(2)       0.58%        0.00%         0.57%         1.15%          0.24%            0.91%

------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK 2030 FUND                               0.65%        0.00%         0.24%         0.89%          0.14%            0.75%
------------------------------------------------------------------------------------------------------------------------------------
PRO FORMA - DOW JONES TARGET 2030 FUND(2)       0.58%        0.00%         0.30%         0.88%          0.20%            0.68%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       NET ANNUAL
                                                                                                                       OPERATING
                                                             12b-1                                                  EXPENSES (AFTER
         FUND/CLASS                          MANAGEMENT  DISTRIBUTION     OTHER     TOTAL ANNUAL    CONTRACTUAL       CONTRACTUAL
                                               FEES(3)   AND SERVICE   EXPENSES(4)    OPERATING    WAIVERS AND/OR   WAIVERS AND/OR
                                                             FEES                      EXPENSES     ABSORPTIONS(5)    ABSORPTIONS)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK 2040 FUND                               0.65%        0.00%         0.62%         1.27%          0.02%            1.25%
PRO FORMA - DOW JONES TARGET 2040 FUND(2)       0.59%        0.00%         0.75%         1.34%          0.12%            1.22%

------------------------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK 2040 FUND                               0.65%        0.75%         0.62%         2.02%          0.02%            2.00%
PRO FORMA - DOW JONES TARGET 2040 FUND(2)       0.59%        0.75%         0.75%         2.09%          0.12%            1.97%

------------------------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK 2040 FUND                               0.65%        0.75%         0.62%         2.02%          0.02%            2.00%

PRO FORMA - DOW JONES TARGET 2040(2)            0.59%        0.75%         0.75%         2.09%          0.12%            1.97%

------------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK 2040 FUND                               0.65%        0.00%         0.42%         1.07%          0.12%            0.95%
------------------------------------------------------------------------------------------------------------------------------------
PRO FORMA - DOW JONES TARGET 2040 FUND(2)       0.59%        0.00%         0.57%         1.16%          0.24%            0.92%

------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
OUTLOOK 2040 FUND                               0.65%        0.00%         0.18%         0.83%          0.08%            0.75%
------------------------------------------------------------------------------------------------------------------------------------
PRO FORMA - DOW JONES TARGET 2040 FUND(2)       0.59%        0.00%         0.30%         0.89%          0.20%            0.69%
------------------------------------------------------------------------------------------------------------------------------------

(2) PRO FORMA expenses for the Funds include expenses that would be allocated from the Master Portfolios in which each Fund will invest. Expenses of the Master Portfolios are estimated to be as follows: Diversified Stock Portfolio--0.44%; Diversified Fixed Income Portfolio--0.37%; Money Market Portfolio--0.15%.

(3) Funds Management has implemented a breakpoint schedule for each Outlook Fund's management fee. The management fee charged to a Fund will decline as the Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for each Fund is as follows: 0.65% for assets from $0 to $499 million; 0.60% for assets from $500 million to $999 million; 0.55% for assets from $1 billion to $2.99 billion; 0.525% for assets from $3 billion to $4.99 billion; and 0.50% for assets $5 billion and higher. After the Structural Conversion, Funds Management will implement breakpoint schedules for the management fees of the Master Portfolios in which the Dow Jones Target Funds will invest. The management fees charged to the Master Portfolios will decline as a Master Portfolio's assets grow and will continue to be based on a percentage of the Master Portfolio's average daily net assets. The breakpoint schedule for the Diversified Stock Portfolio is as follows:
      0.35% for the first $1 billion in assets, 0.325% for the next $4 billion in assets and 0.30% for assets over $5 billion. The breakpoint schedule for the Diversified Fixed Income Portfolio is as follows: 0.30% for the first $1 billion in assets, 0.275% for the next $4 billion in assets and 0.25% for assets over $5 billion. The Money Market Portfolio will charge 0.10% of the Portfolio's average daily net assets with no breakpoints.

(4) Other Expenses include expenses payable to affiliates of Wells Fargo & Company. Other Expenses for the Outlook Funds have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. The PRO FORMA of Other Expenses shown for each Dow Jones Target Fund are estimated.

(5) Funds Management has committed through at least June 30, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund's Net Annual Operating Expenses shown. Upon implementation of the Structural Conversion, Funds Management has committed through at least June 30, 2008 to waive fees and/or reimburse expenses to the extent necessary to maintain the PRO FORMA Net Annual Operating Expenses as shown for each Dow Jones Target Fund.

EXPENSE EXAMPLE

      You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

------------------------------------------------------------------------------------------------------------------------------------
           OUTLOOK TODAY FUND                CLASS A           CLASS B           CLASS C         ADMINISTRATOR      INSTITUTIONAL
                                                                                                      CLASS              CLASS
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                        $  695            $  703            $  303             $   97             $   77
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                       $  975            $  952            $  652             $  350             $  278
------------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                       $1,275            $1,328            $1,128             $  622             $  497
------------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                      $2,127            $2,165            $2,442             $1,401             $1,127
------------------------------------------------------------------------------------------------------------------------------------
PRO FORMA - DOW JONES TARGET TODAY FUND      CLASS A           CLASS B           CLASS C         ADMINISTRATOR      INSTITUTIONAL
                                                                                                      CLASS              CLASS
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                        $  685            $  693            $  293             $   87             $   63
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                       $  941            $  920            $  620             $  263             $  298
------------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                       $1,217            $1,273            $1,073             $  454             $  551
------------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                      $2,001            $2,045            $2,329             $1,005             $1,276
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           OUTLOOK 2010 FUND                  CLASS A           CLASS B          CLASS C        ADMINISTRATOR      INSTITUTIONAL
                                                                                                      CLASS              CLASS
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                        $  695            $  703           $  303              $   97             $   77
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                       $  965            $  944           $  644              $  341             $  268
------------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                       $1,255            $1,311           $1,111              $  605             $  475
------------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                      $2,078            $2,122           $2,404              $1,359             $1,072
------------------------------------------------------------------------------------------------------------------------------------
 PRO FORMA - DOW JONES TARGET 2010 FUND       CLASS A           CLASS B          CLASS C        ADMINISTRATOR      INSTITUTIONAL
                                                                                                      CLASS              CLASS
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                        $  688            $  696           $  296              $   90             $   66
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                       $  930            $  908           $  608              $  309             $  228
------------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                       $1,191            $1,246           $1,046              $  545             $  403
------------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                      $1,934            $1,978           $2,263              $1,224             $  910
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           OUTLOOK 2020 FUND                  CLASS A           CLASS B          CLASS C          ADMINISTRATOR      INSTITUTIONAL
                                                                                                      CLASS              CLASS
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                        $  695            $  703            $  303             $   97             $   77
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                       $  963            $  940            $  642             $  337             $  266
------------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                       $1,251            $1,303            $1,107             $  596             $  470
------------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                      $2,068            $2,106            $2,394             $1,337             $1,061
------------------------------------------------------------------------------------------------------------------------------------
 PRO FORMA - DOW JONES TARGET 2020 FUND       CLASS A          CLASS B           CLASS C        ADMINISTRATOR      INSTITUTIONAL
                                                                                                      CLASS              CLASS
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                        $  690            $  698            $  298             $   92             $   68
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                       $  948            $  927            $  627             $  328             $  247
------------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                       $1,226            $1,282            $1,082             $  582             $  440
------------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                      $2,015            $2,059            $2,342             $1,312             $1,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           OUTLOOK 2030 FUND                  CLASS A           CLASS B          CLASS C          ADMINISTRATOR      INSTITUTIONAL
                                                                                                      CLASS              CLASS
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                        $  695            $  703            $  303             $   97             $   77
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                       $  967            $  946            $  648             $  341             $  270
------------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                       $1,259            $1,315            $1,120             $  605             $  479
------------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                      $2,088            $2,132            $2,423             $1,359             $1,083
------------------------------------------------------------------------------------------------------------------------------------
 PRO FORMA - DOW JONES TARGET 2030 FUND       CLASS A           CLASS B          CLASS C         ADMINISTRATOR      INSTITUTIONAL
                                                                                                      CLASS              CLASS
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                        $  691            $  699            $  299             $   93             $   69
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                       $  961            $  940            $  640             $  342             $  261
------------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                       $1,251            $1,308            $1,108             $  610             $  468
------------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                      $2,075            $2,119            $2,401             $1,376             $1,066
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           OUTLOOK 2040 FUND                  CLASS A           CLASS B          CLASS C         ADMINISTRATOR      INSTITUTIONAL
                                                                                                      CLASS              CLASS
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                        $  695            $  703            $  303             $   97             $   77
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                       $  953            $  932            $  632             $  328             $  257
------------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                       $1,230            $1,286            $1,086             $  578             $  453
------------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                      $2,019            $2,063            $2,346             $1,295             $1,018
------------------------------------------------------------------------------------------------------------------------------------
 PRO FORMA - DOW JONES TARGET 2040 FUND       CLASS A          CLASS B           CLASS C         ADMINISTRATOR      INSTITUTIONAL
                                                                                                      CLASS              CLASS
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                        $  692            $  700            $  300             $   94             $   70
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                       $  964            $  943            $  643             $  345             $  264
------------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                       $1,256            $1,313            $1,113             $  615             $  473
------------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                      $2,085            $2,129            $2,411             $1,388             $1,078
------------------------------------------------------------------------------------------------------------------------------------

      You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

------------------------------------------------------------------------------------------------------------------------------------
           OUTLOOK TODAY FUND                CLASS A           CLASS B           CLASS C          ADMINISTRATOR      INSTITUTIONAL
                                                                                                      CLASS              CLASS
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                        $  695            $  203            $  203             $   97             $   77
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                       $  975            $  652            $  652             $  350             $  278
------------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                       $1,275            $1,128            $1,128             $  622             $  497
------------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                      $2,127            $2,165            $2,442             $1,401             $1,127
------------------------------------------------------------------------------------------------------------------------------------
PRO FORMA - DOW JONES TARGET TODAY FUND      CLASS A           CLASS B           CLASS C          ADMINISTRATOR      INSTITUTIONAL
                                                                                                      CLASS              CLASS
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                        $  685            $  193            $  193             $   87             $   63
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                       $  941            $  620            $  620             $  263             $  298
------------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                       $1,217            $1,073            $1,073             $  454             $  551
------------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                      $2,001            $2,045            $2,329             $1,005             $1,276
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           OUTLOOK 2010 FUND                  CLASS A           CLASS B          CLASS C         ADMINISTRATOR      INSTITUTIONAL
                                                                                                      CLASS              CLASS
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                        $  695            $  203            $  203             $   97             $   77
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                       $  965            $  644            $  644             $  341             $  268
------------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                       $1,255            $1,111            $1,111             $  605             $  475
------------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                      $2,078            $2,122            $2,404             $1,359             $1,072
------------------------------------------------------------------------------------------------------------------------------------
 PRO FORMA - DOW JONES TARGET 2010 FUND       CLASS A          CLASS B           CLASS C         ADMINISTRATOR      INSTITUTIONAL
                                                                                                      CLASS              CLASS
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                        $  688            $  196            $  196             $   90             $   66
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                       $  930            $  608            $  608             $  309             $  228
------------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                       $1,191            $1,046            $1,046             $  545             $  403
------------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                      $1,934            $1,978            $2,263             $1,224             $  910
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           OUTLOOK 2020 FUND                  CLASS A           CLASS B          CLASS C          ADMINISTRATOR      INSTITUTIONAL
                                                                                                      CLASS              CLASS
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                        $  695            $  203            $  203             $   97             $   77
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                       $  963            $  640            $  642             $  337             $  266
------------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                       $1,251            $1,103            $1,107             $  596             $  470
------------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                      $2,068            $2,106            $2,394             $1,337             $1,061
------------------------------------------------------------------------------------------------------------------------------------
 PRO FORMA - DOW JONES TARGET 2020 FUND       CLASS A          CLASS B           CLASS C         ADMINISTRATOR      INSTITUTIONAL
                                                                                                      CLASS              CLASS
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                        $  690            $  198            $  198             $   92             $   68
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                       $  948            $  627            $  627             $  328             $  247
------------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                       $1,226            $1,082            $1,082             $  582             $  440
------------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                      $2,015            $2,059            $2,342             $1,312             $1,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           OUTLOOK 2030 FUND                  CLASS A          CLASS B           CLASS C         ADMINISTRATOR      INSTITUTIONAL
                                                                                                      CLASS              CLASS
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                        $  695            $  203            $  203             $   97             $   77
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                       $  967            $  646            $  648             $  341             $  270
------------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                       $1,259            $1,115            $1,120             $  605             $  479
------------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                      $2,088            $2,132            $2,423             $1,359             $1,083
------------------------------------------------------------------------------------------------------------------------------------
 PRO FORMA - DOW JONES TARGET 2030 FUND       CLASS A          CLASS B           CLASS C         ADMINISTRATOR      INSTITUTIONAL
                                                                                                      CLASS              CLASS
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                        $  691            $  199            $  199             $   93             $   69
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                       $  961            $  640            $  640             $  342             $  261
------------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                       $1,251            $1,108            $1,108             $  610             $  468
------------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                      $2,075            $2,119            $2,401             $1,376             $1,066
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           OUTLOOK 2040 FUND                  CLASS A           CLASS B          CLASS C          ADMINISTRATOR      INSTITUTIONAL
                                                                                                      CLASS              CLASS
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                        $  695             $  203           $  203             $   97             $   77
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                       $  953             $  632           $  632             $  328             $  257
------------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                       $1,230             $1,086           $1,086             $  578             $  453
------------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                      $2,019             $2,063           $2,346             $1,295             $1,018
------------------------------------------------------------------------------------------------------------------------------------
 PRO FORMA - DOW JONES TARGET 2040 FUND      CLASS A            CLASS B          CLASS C         ADMINISTRATOR      INSTITUTIONAL
                                                                                                      CLASS              CLASS
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                        $  692             $  200           $  200             $   94             $   70
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                       $  964             $  643           $  643             $  345             $  264
------------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                       $1,256             $1,113           $1,113             $  615             $  473
------------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                      $2,085             $2,129           $2,411             $1,388             $1,078
------------------------------------------------------------------------------------------------------------------------------------

                    EXHIBIT B - INVESTMENT ADVISORY AGREEMENT

                              AMENDED AND RESTATED
                          INVESTMENT ADVISORY AGREEMENT

      This AMENDED AND RESTATED AGREEMENT is made as of this 6th day of August 2003, and amended as of October 1, 2005, between Wells Fargo Funds Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California, 94105 and Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California, 94105.

      WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company and is authorized to issue interests (as defined in the Trust's Declaration of Trust, as amended and supplemented from time to time), in separate series; and

      WHEREAS, the Trust desires that the Adviser provide investment advisory services to each series of the Trust listed on Schedule A hereto as such Schedule may be amended or supplemented from time to time by mutual agreement (each a "Fund" and collectively the

"Funds"), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

      NOW THEREFORE, the Trust and the Adviser agree as follows:

      SECTION 1. APPOINTMENT OF THE ADVISER. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended and supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust's Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series.

      The investment authority granted to the Adviser shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Funds, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer, and participate in class actions and other legal proceedings on behalf of the Funds.

      The Trust hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Funds and, without limiting the generality of the foregoing, to provide the other services specified in Section 2 hereof.

      SECTION 2. DUTIES OF THE ADVISER.

      (a) The Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. Among other things, the Adviser shall make all decisions with respect to the allocation of the Funds' investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which a Fund may invest. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

      (b) The Adviser will report to the Board at each regular meeting thereof regarding the investment performance of the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, each Fund and the Adviser, and on its own initiative will furnish the Board from time to time with such information as the Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which a Fund maintains investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Adviser may believe appropriate or as the Board reasonably may request.

      The Adviser shall promptly notify the Trust of (i) any changes regarding the Adviser that would impact disclosure in the Trust's Registration Statement, or (ii) any violation of any requirement, provision, policy or restriction that the Adviser is required to comply with under Section 6 of this Agreement. The Adviser shall immediately notify the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Funds or the Trust.

      (c) The Adviser will from time to time employ or sub-contract the services to certain persons as the Adviser believes to be appropriate or necessary to assist in the execution of the Adviser's duties hereunder; provided, however, that the employment or sub-contracting with any such person shall not relieve the Adviser of its responsibilities or liabilities hereunder and provided further that the Adviser shall not have the authority to sub-contract advisory responsibilities without the consent of the Trust. The cost of performance of such duties will be borne and paid by the Adviser. No obligation may be imposed on the Trust in any such respect.

      The Adviser shall supervise and monitor the activities of its representatives, personnel, sub-contractors, and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Adviser will be made available to consult with the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

      (d) The Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or the Trust's authorized representatives.

      (e) With respect to a Fund, the Adviser shall have no duties or obligations pursuant to this Agreement, during any period during which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

      SECTION 3. DELIVERY OF DOCUMENTS TO THE ADVISER. The Trust has furnished the Adviser with true, correct and complete copies of the following documents:

         (a) The Declaration of Trust, as in effect on the date hereof;

         (b) The Registration Statement filed with the Commission under the 1940 Act and the Securities Act; and

         (c) Written guidelines, policies and procedures adopted by the Trust.

The Trust will furnish the Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Trust shall furnish the Adviser with any further documents, materials or information that the Adviser may reasonably request in connection with the performance of its duties hereunder.

      SECTION 4. DELEGATION OF RESPONSIBILITIES. The Adviser may carry out any of its obligations under this Agreement by employing, subject to supervision by the Adviser, one or more Sub-Adviser(s) who are registered as investment advisers pursuant to the Investment Advisers Act of 1940 ("Sub-Advisers"). Each Sub-Adviser's employment will be evidenced by a separate written agreement approved by the Board and, if required under the 1940 Act, by the shareholders of the Fund (unless the Commission or its staff has given authorization or issued an interpretation dispensing with the requirement of shareholder approval). The Adviser shall not be liable hereunder for any act or omission of any Sub-Adviser, except for failure to exercise good faith in the employment of the Sub-Adviser and for failure to exercise appropriate supervision of such Sub-Adviser, and as may otherwise be agreed in writing. The Adviser shall be solely responsible for compensating any Sub-Adviser for services rendered under any Sub-Advisory Agreement. The Adviser may, from time to time and at any time, terminate any Sub-Adviser and reassume the responsibilities assigned to such Sub-Adviser with respect to any Fund without obtaining the approval of the shareholders of the Fund.

      SECTION 5. CONTROL BY BOARD. Any investment activities undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Funds, shall at all times be subject to the direction and control of the Board.

      SECTION 6. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out its obligations under this Agreement, the Adviser shall at all times comply with:

            (a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

            (b) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act;

            (c) the provisions of the Declaration of Trust of the Trust, as it may be amended from time to time;

            (d) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds, and any rules and regulations adopted thereunder; and

            (e) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

      SECTION 7. PROXIES. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Funds are invested in accordance with the Trust's policies on proxy voting.

      SECTION 8. BROKER-DEALER RELATIONSHIPS. In connection with the purchase and sale of securities for the Funds, the Adviser is responsible for broker-dealer selection and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Adviser will consider among other things: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the Fund and to other clients of the Adviser. The Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934 and in compliance therewith. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefore.

      SECTION 9. EXPENSES. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. The expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

      The Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the
Trust: (a) to amend the Trust's registration statement or supplement the Fund's prospectus, and circulate the same, to reflect a change in the personnel of the Adviser responsible for making investment decisions in relation to a Fund; (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a "change in control" (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change; or (c) to meet other legal or regulatory obligations caused by actions of the Adviser.

      SECTION 10. COMPENSATION.

   (a) As compensation for the advisory services provided under this Agreement, the Trust shall pay the Adviser fees, payable monthly, at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time;

   (b) Except as provided in the following paragraph, no fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a single registered, open-end management investment company, or separate series thereof, in accordance with
Section 12(d)(1)(E) under the 1940 Act (a "Master-Feeder Fund structure");

   (c) The adviser shall receive a fee of 0.25% (0.35% in the case of the WealthBuilder Funds) for asset allocation services if a Fund invests some of its investment assets in one or more registered, open-end management investment companies, or separate series thereof, in each case, in accordance with Section 12(d)(1)(G) under the Act, the rules thereunder or an exemptive order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a "Fund of Funds structure").

   (d) To the extent the Board determines that a Fund in a Master-Feeder or Fund of Funds structure should invest a portion of its assets directly in portfolio securities, rather than in a portfolio of Wells Fargo Master Trust or other portfolio, with respect to those assets the Fund will pay the Adviser the same fee that the portfolio was paying its adviser (those fees will be disclosed in the proxy statement and prospectus).

      SECTION 11. STANDARD OF CARE. The Trust will expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust, and the Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Adviser shall not be subject to liability to the Trust or to any shareholders of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

      SECTION 12. NON-EXCLUSIVITY. The services of the Adviser to the Funds are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers and directors of the Trust, and that officers or directors of the Trust may serve as officers or directors of the Adviser, to the extent that such services may be permitted by law, and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

      SECTION 13. RECORDS. The Adviser shall, with respect to orders the Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as such records as the Funds' administrator reasonably requests to be maintained, including, but not limited to, trade tickets and confirmations for portfolio trades. All such records shall be maintained in a form acceptable to the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust and will be made available for inspection and use by the Trust and its authorized representatives.

      SECTION 14. TERM AND APPROVAL. This Agreement shall become effective with respect to a Fund after approved in accordance with the requirements of the 1940 Act, and executed by the Adviser and the Trust, and shall thereafter continue from year to year, provided that the continuation of the Agreement is specifically approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

   (a) by the Board, or by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

   (b) by the affirmative vote of a majority of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

      SECTION 15. TERMINATION. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of a Fund's outstanding voting securities, or by the Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or by the Commission staff in no-action letters issued under the 1940 Act.

      This Agreement may also be terminated immediately by the Trust or the Adviser in the event that either party (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of such other party.

      SECTION 16. INDEMNIFICATION BY THE ADVISER. The Trust shall not be responsible for, and the Adviser shall indemnify and hold the Trust or any Fund harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties on the part of the Adviser or any of its officers, directors, employees or agents.

      SECTION 17. INDEMNIFICATION BY THE TRUST. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates.

      SECTION 18. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention C. David Messman, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention Karla M. Rabusch.

      SECTION 19. QUESTIONS OF INTERPRETATION. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

      SECTION 20. AMENDMENT OF THIS AGREEMENT. This Agreement supersedes the advisory agreement between the parties hereto dated March 1, 2001. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board and the Adviser.

      SECTION 21. WELLS FARGO NAME. The Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust's name, is a property right of the parent of the Adviser. The Trust agrees and consents that:
(i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose;
(ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

      SECTION 22. RISK ACKNOWLEDGEMENT. The Adviser does not guarantee the future performance of the Funds or any specific level of performance, the success of any investment decision or strategy that the Adviser may use, or the success of the Adviser's overall management of the Funds. The Trust understands that investment decisions made for the Funds by the Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Adviser will manage only the securities, cash and other investments for which management responsibility is delegated to it and which are held in the Funds' account(s) and, in making investment decisions for the Funds, the Adviser will not consider any other securities, cash or other investments owned by the Trust.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                               WELLS FARGO FUNDS TRUST
                                               on behalf of the Funds

                           By:        /s/C. David Messman
                                      ----------------------------------
                                      C. David Messman
                                      Secretary


                           WELLS FARGO FUNDS MANAGEMENT, LLC


                           By:        /s/Andrew Owen
                                      ----------------------------------
                                      Andrew Owen
                                      Senior Vice President

                                   SCHEDULE A

                          WELLS FARGO FUNDS MANAGEMENT
                          INVESTMENT ADVISORY AGREEMENT
                             WELLS FARGO FUNDS TRUST

------------------------------------------------------------------------------------------

FUNDS**                                           FEE AS % OF AVG. DAILY NET ASSET VALUE
------------------------------------------------------------------------------------------
1.    Dow Jones Target Today Fund*              First 500M                    0.65
     (formerly, the Outlook Today Fund)         Next 500M                     0.60
                                                Next 2B                       0.55
                                                Next 2B                       0.525
                                                Over 5B                       0.50
------------------------------------------------------------------------------------------
2.    Dow Jones Target 2010 Fund*(1)            First 500M                    0.65
     (formerly, the Outlook 2010 Fund)          Next 500M                     0.60
                                                Next 2B                       0.55
                                                Next 2B                       0.525
                                                Over 5B                       0.50
------------------------------------------------------------------------------------------
3.    Dow Jones Target 2020 Fund*1              First 500M                    0.65
     (formerly, the Outlook 2020 Fund)          Next 500M                     0.60
                                                Next 2B                       0.55
                                                Next 2B                       0.525
                                                Over 5B                       0.50
------------------------------------------------------------------------------------------
4.    Dow Jones Target 2030 Fund*1              First 500M                    0.65
     (formerly, the Outlook 2030 Fund)          Next 500M                     0.60
                                                Next 2B                       0.55
                                                Next 2B                       0.525
                                                Over 5B                       0.50
------------------------------------------------------------------------------------------
5.    Dow Jones Target 2040 Fund*1              First 500M                    0.65
     (formerly, the Outlook 2040 Fund)          Next 500M                     0.60
                                                Next 2B                       0.55
                                                Next 2B                       0.525
                                                Over 5B                       0.50
------------------------------------------------------------------------------------------

Most recent annual approval by the Board of Trustees: March 31, 2006

Schedule A amended: March 31, 2006

* If the gateway blended Fund becomes a stand-alone Fund, Funds Management would receive an advisory fee that reflects a blended fee rate of the advisory fees charged by the Master Trust Portfolios in which the gateway blended Fund invests.

** This list does not reflect all of the series of Wells Fargo Funds Trust. It only reflects the Funds discussed in this Proxy Statement.

      The foregoing fee schedule is agreed to as of March 31, 2006 and shall remain in effect until changed in writing by the parties.

                                  WELLS FARGO FUNDS TRUST


                                  By:        /s/C. David Messman
                                             ----------------------------------
                                             C. David Messman
                                             Secretary


                                  WELLS FARGO FUNDS MANAGEMENT, LLC


                                  By:        /s/Andrew Owen
                                             ----------------------------------
                                             Andrew Owen
                                             Senior Vice President

EXHIBIT C -
ADDITIONAL INFORMATION ABOUT
FUNDS MANAGEMENT

      Funds Management is wholly-owned by Wells Fargo Investment Group, Inc., an intermediate holding company that holds certain other investment business subsidiaries. Wells Fargo Investment Group, Inc. is located at Sixth and Marquette, Minneapolis, Minnesota 55479. Wells Fargo Investment Group, Inc. is wholly-owned by Wells Fargo & Company.

      The directors and principal executive officer of Funds Management and their principal occupation and addresses are listed below:

----------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS(1)       TITLE                           PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------------------------
Karla M. Rabusch          Director and President          Director and President, Funds Management and Executive
                                                          Vice President, Wells Fargo Bank, N.A.
----------------------------------------------------------------------------------------------------------------------
C. David Messman          Director, Senior Vice           Director, Senior Vice President and Secretary, Funds
                          President and Secretary         Management and Senior Vice President and Senior Counsel,
                                                          Wells Fargo Bank, N.A.
----------------------------------------------------------------------------------------------------------------------
Andrew Owen               Director and Senior Vice        Director and Senior Vice President, Funds Management and
                          President                       Vice President, Wells Fargo Bank, N.A.
----------------------------------------------------------------------------------------------------------------------

      The chart below lists each officer of the Trust who is an officer, director, general partner or shareholder of Funds Management.

----------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS(1)       POSITION WITH THE TRUST                 POSITION OR CONNECTION WITH FUNDS MANAGEMENT
----------------------------------------------------------------------------------------------------------------------
Karla M. Rabusch          President                               Director and President
----------------------------------------------------------------------------------------------------------------------
C. David Messman          Secretary and Chief Legal Officer       Director, Senior Vice President and Secretary
----------------------------------------------------------------------------------------------------------------------
Andrew Owen               Assistant Secretary                     Director and Senior Vice President
----------------------------------------------------------------------------------------------------------------------
A. Erdem Cimen            Treasurer                               Vice President, Chief Financial Officer and
                                                                  Treasurer
----------------------------------------------------------------------------------------------------------------------
Stacie DeAngelo           Anti-Money Laundering Compliance        Senior Vice President
                          Officer
----------------------------------------------------------------------------------------------------------------------
Dorothy Peters            Chief Compliance Officer                Senior Vice President and Chief Compliance Officer
----------------------------------------------------------------------------------------------------------------------
Carol J. Lorts            Assistant Secretary                     Vice President
----------------------------------------------------------------------------------------------------------------------
William Ying              Assistant Treasurer                     Vice President
----------------------------------------------------------------------------------------------------------------------

-----------
(1) All directors and officers are associated with Funds Management at 525 Market Street, 12th Floor, San Francisco, California 94105.

                                   EXHIBIT D -
                        ADDITIONAL INFORMATION ABOUT GIA

      GIA is majority-owned by its executives and other officers. Below is a list of the principal executive officers of GIA, each of whom will serve as portfolio managers to the Outlook Funds. Unless otherwise indicated, the address for each is 2964 Peachtree Road, Suite 542, Atlanta, Georgia 30305. No officers or trustees of the Trust are officers, directors, employees, shareholders or general partners of GIA. No officers or trustees of the Trust have any material interest in GIA or in any material transaction in which GIA or an affiliate is a party.

NAME AND ADDRESS          POSITION AT GIA               PRINCIPAL OCCUPATION(S)
----------------          ---------------               -----------------------
Rodney H. Alldredge       President                     Portfolio Manager
George V. Daniels, Jr.    Chief Executive Officer       Portfolio Manager
James P. Lauder           Chief Operating Officer       Portfolio Manager

      RODNEY H. ALLDREDGE is Co-Portfolio Manager of the SSgA/Dow Jones Target Date Funds and Senior Analyst of Global Index Advisors, Inc. Mr. Alldredge has served as a consulting analyst and asset allocation strategist for both defined benefit and defined contribution retirement plans since 1989. He has managed the SSgA/Dow Jones Target Date Funds Series since 1995. Born in 1958, Mr. Alldredge received his B.S. degree in Computer Information Systems from Birmingham Southern College. Mr. Alldredge has served in positions at The Robinson-Humphrey Company and The Quantidex Group.

      GEORGE V. DANIELS, JR. is Co-Portfolio Manager of the SSgA/Dow Jones Target Date Funds and Chairman/Chief Executive Officer of Global Index Advisors, Inc. Mr. Daniels has served as an investment management consultant to both defined benefit and defined contribution retirement plans since 1966. He has managed the SSgA/Dow Jones Target Date Funds Series since 1995. Born in 1939, Mr. Daniels received his B.S. degree in Electrical Engineering from Louisiana State University and his M.S. degree in Applied Mathematics from the University of Florida. Mr. Daniels has served in positions at Sperry Rand Corporation, IBM, Reynolds Securities, Dean Witter, The Robinson-Humphrey Company and The Quantidex Group.

      JAMES P. LAUDER is Co-Portfolio Manager of the SSgA/Dow Jones Target Date Funds and Chief Operating Officer of Global Index Advisors, Inc. Mr. Lauder has served in a variety of senior management and consultative positions in the financial services industry. Mr. Lauder received his B.S. degree in Finance from The University of South Alabama and his Masters of Business Administration from the Goizeuta Business School at Emory University. Mr. Lauder has served in positions at AmSouth Bank, KPMG Consulting, SunTrust Banks, and as President and Founder of Lauder Consulting Group - a bank strategy consulting firm.

                  EXHIBIT E - INVESTMENT SUB-ADVISORY AGREEMENT

                             SUB-ADVISORY AGREEMENT
                        BETWEEN WELLS FARGO FUNDS TRUST,
                      WELLS FARGO FUNDS MANAGEMENT, LLC AND
                           GLOBAL INDEX ADVISORS, INC.

      This AGREEMENT is made as of this ___ day of _________, 2006, between Wells Fargo Funds Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Global Index Advisors, Inc. (the "Sub-Adviser"), a corporation organized under the laws of the State of ________, with its principal place of business at _____________________.

      WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

      WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, the Trust's Board of Trustees (the "Board") has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment advisory agreement, dated August 6, 2003, between the Adviser and the Trust (the "Advisory Agreement"); and

      WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser, and the Trust's Board has approved the retention of the Sub-Adviser, to provide investment advisory services to each series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a "Fund" and collectively the "Funds"), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

      NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

      SECTION 1. APPOINTMENT OF SUB-ADVISER. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

      Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and other services as specified in the Advisory Agreement.

      Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser. Notwithstanding anything in this Agreement to the contrary, the Adviser shall be responsible for compliance with any statute, rule, regulation, guideline or investment restriction that applies to the Funds' investment portfolio as a whole and the Sub-Adviser's responsibility shall be limited to following any instruction the Sub-Adviser might receive from the Adviser.

      The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Funds, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Funds, but will provide such assistance as is reasonably requested by the Adviser.

      SECTION 2. DUTIES OF THE SUB-ADVISER.

      (a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other assets for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund's custodian (the "Custodian") in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

      The Sub-Adviser acknowledges that the Funds and other mutual funds advised by the Adviser (collectively, the "fund complex") may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund's portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the sub-adviser as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other Fund assets.

      (b) Following the close of each calendar quarter, the Sub-Adviser will report to the Board regarding the investment performance of the Fund since the prior report, and will also keep the Board informed of important developments known by it to affect the Trust, the Fund and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Fund as the Sub-Adviser may believe appropriate or as the Board or the Adviser reasonably request.

      The Sub-Adviser shall promptly notify the Adviser of (i) any changes regarding the Sub-Adviser that would impact disclosure in the Trust's Registration Statement, or (ii) any violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under
Section 6 of this Agreement. The Sub-Adviser shall, within two business days, notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Fund or the Trust. The Sub-Adviser shall reasonably cooperate with the Custodian in the Custodian's processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Fund.

      (c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder; provided, however, that the employment of or sub-contracting to any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

      The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

      (d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust's authorized representatives.

      SECTION 3. DELIVERY OF DOCUMENTS TO THE SUB-ADVISER. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

            (d) The Declaration of Trust, as in effect on the date hereof;

            (e) The Registration Statement filed with the Commission under the
                1940 Act, including the form of prospectus related to the Fund included therein;

            (f) The Advisory Agreement; and

            (g) Written guidelines, policies and procedures adopted by the
                Trust.

      The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

      The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

      SECTION 4. DELIVERY OF DOCUMENTS TO THE ADVISER. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

            (a) The Sub-Adviser's most recent Form ADV;

            (b) The Sub-Adviser's most recent balance sheet; and

            (c) The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code.

      In addition, the Sub-Adviser will furnish the Adviser with (i) a summary of the results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to the Sub-Adviser's activities hereunder;
(ii) copies of its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act; and (iii) beginning for periods ended after December 31, 2004, a copy of its Report on Controls Placed in Operations and Tests of aEffectiveness, including the report of independent public accountants, prepared under Statement of Accounting Standards No. 70 ("SAS 70").

      The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser's performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser's financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings, and which are appropriately limited to Sub-Adviser's responsibilities under this Agreement.

      SECTION 5. CONTROL BY BOARD. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Trust's Board.

      SECTION 6. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

      (a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

      (b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

      (c) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act and delivered to the Sub-Adviser;

      (d) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time and delivered to the Sub-Adviser;

      (e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Fund, and any rules and regulations adopted thereunder; and

      (f) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

      SECTION 7. PROXIES. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Fund are invested from time to time in accordance with the Trust's policies on proxy voting. The Sub-Adviser will provide, when requested by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

      SECTION 8. BROKER-DEALER RELATIONSHIPS. The Sub-Adviser is responsible for the purchase and sale of securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best price and execution under the circumstances. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will consider such factors it considers to be relevant to the transaction, which are expected to include, among other things: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the Sub-Adviser determines in good faith that the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to brokers and dealers who provide brokerage and research services within the meaning of
Section 28(e) of the Securities Exchange Act of 1934 and in compliance therewith. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefore.

      Provided the investment objective of the Fund is adhered to, the Sub-Adviser may aggregate sales and purchase orders of securities held in the Fund with similar orders being made at approximately the same time for other portfolios managed by the Sub-Adviser, if, in the Sub-Adviser's reasonable judgment, such aggregation will result in an overall economic benefit to the Fund. In accounting for such aggregated order, price and commission shall be averaged on a per bond or share basis daily. The Trust and the Adviser acknowledge that the Sub-Adviser's determination of such economic benefit to the Fund may be based on an evaluation that the Fund is benefited by relatively better purchase or sales price, lower commission expenses and beneficial timing of transactions, the Sub-Adviser's fiduciary duty to fairly allocate trading opportunities among its clients, or a combination of these and other factors. The allocation of securities so purchased or sold shall be made by the Sub-Adviser in the manner that the Sub-Adviser considers to be most equitable and consistent with its fiduciary obligations to the Fund and other clients. The Sub-Adviser represents and acknowledges that it is solely responsible for complying with any and all applicable pronouncements of the Commission or its staff with respect to the requirements for aggregating trades as may be set out in any interpretive release and/or no-action letters issued by the Commission staff ("SEC Requirements"). The Sub-Adviser further agrees to hold the Trust and the Adviser harmless from any and all loss, damage or liability resulting from the Sub-Adviser's failure to comply with any applicable SEC Requirements. The Sub-Adviser shall not be responsible for any acts or omissions by any broker or dealer, provided that the Sub-Adviser did not act with negligence or willful misconduct in the selection of such broker or dealer.

      SECTION 9. EXPENSES. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this Agreement. The expenses borne by the Fund include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

      The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust's registration statement (other than as part of a normal annual updating of the registration statement) or supplement the Fund's prospectus, and circulate the same, solely to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund; or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a "change in control" (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

      SECTION 10. COMPENSATION. Upon receipt of shareholder approval of this Agreement, the Sub-Adviser shall be entitled to receive from the Adviser, a one-time, initial up-front payment equal to the difference between its ongoing fee under this Agreement and the lower fee paid to it during the term of the Interim Sub-Advisory Agreement between the parties dated September 15, 2004. In addition, as compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix B hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Fund with respect to compensation under this Agreement.

      SECTION 11. STANDARD OF CARE. The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

      SECTION 12. NON-EXCLUSIVITY. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

      It is understood that the Sub-Adviser performs investment advisory services for various clients, including accounts of clients in which the Sub-Adviser or associated persons have a beneficial interest. The Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ from the advice given, or the timing or nature of action taken, with respect to the assets of the Fund. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Fund any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

      SECTION 13. RECORDS. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Fund, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form reasonably acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust's request, surrender to the Trust those records that are the property of the Trust or the Fund; provided, however, that the Sub-Adviser may retain copies of such records.

      SECTION 14. TERM AND APPROVAL. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

    (a) (i) by the Trust's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act, and

    (b) by the affirmative vote of a majority of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

      SECTION 15. TERMINATION. This Agreement may be terminated with respect to each Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser upon sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in
Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

      This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

      SECTION 16. INDEMNIFICATION BY THE SUB-ADVISER. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees, affiliates or agents, the Trust and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. Notwithstanding the foregoing, the Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser's adherence to the Adviser's written instructions, or for any action or inaction by the Sub-Adviser consistent with the Standard of Care described in Section 11 of this Agreement.

      SECTION 17. INDEMNIFICATION BY THE TRUST AND THE ADVISER. Provided that the conduct of the Sub-Adviser, its partners, employees, affiliates and agents is consistent with the Standard of Care described in Section 11 of this Agreement, the Sub-Adviser shall not be responsible for, and the Trust and the Adviser (severally, but not jointly) hereby agree to indemnify and hold harmless the Sub-Adviser, its partners, employees, affiliates and agents against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to conduct of the party from whom such indemnification is sought and relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties hereunder on the part of the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

      SECTION 18. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105,

Attention: Karla M. Rabusch, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Sub-Adviser shall be ________________, Attention: ____________.

      SECTION 19. QUESTIONS OF INTERPRETATION. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

      SECTION 20. AMENDMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

      SECTION 21. WELLS FARGO NAME. The Sub-Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust's name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to the Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words. The Sub-Adviser may include the Wells Fargo Funds in its representative client list.

      SECTION 22. RISK ACKNOWLEDGEMENT. The Sub-Adviser does not guarantee the future performance of the Funds, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser's overall management of the Funds. Each of the Trust and the Adviser understand that investment decisions made for the Funds by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will manage only the securities, cash and other investments delegated to it which are held in each Fund's account and, in making investment decisions for the Funds, the Sub-Adviser will not consider any other securities, cash or other investments (if any) owned by the Fund or any other securities, cash or other investments owned by the Trust.

      SECTION 23. AUTHORITY TO EXECUTE AGREEMENT. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

                             WELLS FARGO FUNDS TRUST
                             on behalf of the Fund

                             By:  _______________________________________
                                    C. David Messman
                                    Secretary


                             WELLS FARGO FUNDS MANAGEMENT, LLC


                             By:  _______________________________________
                                    Andrew Owen
                                    Senior Vice President


                             GLOBAL INDEX ADVISORS, INC.


                             By:  _______________________________________

                                   APPENDIX A

                  GLOBAL INDEX ADVISORS SUB-ADVISORY AGREEMENT

                             WELLS FARGO FUNDS TRUST

                  --------------------------------------------
                                FUNDS TRUST FUNDS
                  --------------------------------------------

                           Dow Jones Target 2040 Fund
                           Dow Jones Target 2030 Fund
                           Dow Jones Target 2020 Fund
                           Dow Jones Target 2010 Fund
                           Dow Jones Target Today Fund

                  --------------------------------------------

Most recent annual approval by the Board of Trustees:  March 31, 2006

                                   APPENDIX B

                  GLOBAL INDEX ADVISORS SUB-ADVISORY AGREEMENT

                                  FEE AGREEMENT
                             WELLS FARGO FUNDS TRUST

      This fee agreement is made as of the __ day of March, 2006, by and between Wells Fargo Funds Trust (the "Trust"), Wells Fargo Funds Management, LLC (the "Adviser") and Global Index Advisors, Inc. (the "Sub-Adviser").

      WHEREAS, the parties have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides management and other services to each series of the Trust listed in Appendix A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds"); and

      WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated on this Appendix B;

      NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated and paid on a monthly basis by applying the annual rates indicated below to the average daily net assets of each Fund throughout the month:

          -----------------------------------------------------------
          NAME OF FUND                         SUB-ADVISORY RATE
          -----------------------------------------------------------
          Dow Jones Target 2040 Fund                 0.06%
          Dow Jones Target 2030 Fund                 0.06%
          Dow Jones Target 2020 Fund                 0.06%
          Dow Jones Target 2010 Fund                 0.06%
          Dow Jones Target Today Fund                0.06%

          -----------------------------------------------------------

      If the Sub-Adviser shall provide management and other services for less than the whole of a month, the foregoing compensation shall be prorated based on the number of days in the month that such Sub-Adviser provided management and other services to the Fund.

      The foregoing fee schedule is agreed to as of ______________ and shall remain in effect until changed in writing by the parties.

                                      WELLS FARGO FUNDS TRUST
                                      on behalf of the Fund


                                   By:
                                       ----------------------------------------
                                          C. David Messman
                                          Secretary

                                      WELLS FARGO FUNDS MANAGEMENT, LLC


                                   By:
                                       ----------------------------------------
                                          Andrew Owen
                                          Senior Vice President

                                   GLOBAL INDEX ADVISORS, INC.


                                   By:
                                       ----------------------------------------

                                   APPENDIX 1

WELLS FARGO ADVANTAGE FUNDS (LOGO)
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266


-----------------------------------------     ----------------------------------    ------------------------------------------------
TO VOTE BY TELEPHONE                          TO VOTE BY INTERNET                   TO VOTE BY MAIL
1) Read the Proxy Statement and have the      1) Read the Proxy Statement and       1) Read the Proxy Statement
   Proxy card at hand.                           have the Proxy card at hand.       2) Check the appropriate box on the reverse
2) Call 1-888-221-0697                        2) Go to WWW.PROXYWEB.COM                side.
3) Follow the recorded instructions.          3) Follow the on-line                 3) Sign, date and return the Proxy card in the
                                                 instructions.                         envelope provided.
-----------------------------------------     ----------------------------------    ------------------------------------------------
                        IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.

                                  PROXY BALLOT

                       WELLS FARGO ADVANTAGE OUTLOOK FUNDS
                                       OF
                             WELLS FARGO FUNDS TRUST
                                525 Market Street
                         San Francisco, California 94105

[FUND NAME PRINTS HERE]

By my signature below, I appoint Karla M. Rabusch, C. David Messman and Carol J. Lorts (officers of Wells Fargo Funds Trust) as my proxies and attorneys to vote all Fund shares of the Fund identified below that I am entitled to vote at the Special Meeting of Shareholders of Wells Fargo Funds Trust to be held at 525 Market St., 12th Floor, San Francisco, California 94105 on June 12, 2006, and at any adjournments of the meeting. The proxies shall have all the powers that I would possess if present. I hereby revoke any prior proxy, and ratify and confirm all that the proxies, or any of them, may lawfully do. I acknowledge receipt of the notice of Special Shareholders Meeting and the Proxy Statement.

      The proxies shall vote my shares according to my instructions given below with respect to a Proposal. IF I DO NOT PROVIDE AN INSTRUCTION, I UNDERSTAND THAT THE PROXIES WILL VOTE MY SHARES IN FAVOR OF THE PROPOSALS. The proxies will vote on any matter not described in the Proxy Statement, including adjournment that may arise in the meeting according to their best judgment.

                         Dated ________________ 2006

                        -------------------------------------------

                        -------------------------------------------
                        Signature(s)_________(PLEASE SIGN IN BOX)
                        NOTE: Please make sure that you complete, sign and date your proxy ballot. Please sign exactly as your name appears on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.

            Please fill in box(es) as shown using black or blue ink or number 2 pencil.
        |x|

                        PLEASE DO NOT USE FINE POINT PENS

This proxy is solicited by the Board of Trustees of Wells Fargo Funds Trust, which unanimously recommends that you vote FOR each of the Proposals. Please vote by checking the appropriate box:

                                                                                         FOR      AGAINST    ABSTAIN
 To approve a reduction in the investment advisory fee that each Outlook Fund pays       |_|        |_|        |_|
 to Wells Fargo Funds Management, LLC.  The proposed reduction is tied to the conversion of each Outlook Fund from a stand-alone fund (invests directly in a portfolio of securities) to a fund-of-funds (invests substantially all of its assets in other funds that, in turn, invest directly in securities).  Outlook Fund shareholders would bear indirectly the advisory fees paid to Wells Fargo Funds
 Management, LLC by these other funds for managing their direct investments in securities.

 To approve an Investment Sub-Advisory Agreement among Global Index Advisors, Inc.,      |_|        |_|        |_|
 Wells Fargo Funds Management, LLC and Wells Fargo Funds Trust on behalf of the
 Outlook Funds.

 To approve a multi-manager arrangement that would allow each Fund and Wells Fargo       |_|        |_|        |_|
 Funds Management, LLC, subject to various conditions, to: (a) select new or additional investment sub-advisers for each Fund, (b) enter into and materially modify existing investment sub-advisory agreements and (c) terminate and replace investment sub-advisers.
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                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.